SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

                 Filed by the                 [X]
                 Registrant

                 Filed by a                   [ ]
                 Party other than the
                 Registrant

Check the appropriate box:

[  ]  Preliminary Proxy Statement

[  ]  Confidential, for Use of the
      Commission Only (as
      permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material under
      Rule 14a-12

  (Name of Registrant as
  Specified In Its Charter)

                             (IF YOU CHECKED "FILED BY
                             REGISTRANT ABOVE" DO NOT
                             FILL THIS IN: Name of
                             Person(s) Filing Proxy
                             Statement, if other than the
                             Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[  ]  Fee computed on table below
      per Exchange Act Rules
      14a-6(i)(1) and 0-11.

    (1)  Title of each class of
         securities to which
         transaction applies:

    (2)  Aggregate number of
         securities to which
         transaction applies:

    (3)  Per unit price or other
         underlying value of
         transaction
         computed pursuant to Exchange
         Act Rule 0-11:

    (4)  Proposed maximum aggregate
         value of transaction:

    (5)  Total Fee Paid:

[  ]  Fee paid previously with
      preliminary materials.

[  ]  Check box if any part of the
      fee is offset as provided by
      Exchange Act Rule 0-11(a)(2)
      and identify the filing for
      which the offsetting fee was
      paid previously.  Identify the
      previous filing by
      registration statement
      number, or the Form or
      Schedule and the date of
      its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or
       Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:

BALANCED PORTFOLIO, GROWTH & INCOME PORTFOLIO,
GROWTH OPPORTUNITIES PORTFOLIO, MID CAP PORTFOLIO
FUNDS OF
VARIABLE INSURANCE PRODUCTS FUND III
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-5429

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Balanced Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio (the funds), will be
held at an office of Variable Insurance Produc   ts Fund II    I (the
trust), 27 State Street, 10th Floor, Boston, Massachusetts 02109 on July 19, 2000, at 9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

 1. To elect a Board of Trustees.

 2. To ratify the selection of Deloitte & Touche LLP or
    PricewaterhouseCoopers LLP as independent accountants of the funds.

 3. To authorize the Trustees to adopt an amended and restated
    Declaration of Trust.

 4. To approve an amended management contract for Balanced Portfolio.

 5. To approve an amended management contract for Growth & Income
    Portfolio.

 6. To approve an amended management contract for Growth Opportunities
    Portfolio.

 7. To approve an amended management contract for Mid Cap Portfolio.

 8. To approve an amended sub-advisory agreement with FMR U.K. for Balanced Portfolio and Growth Opportunities Portfolio.

 9. To approve an amended sub-advisory agreement with FMR U.K. for Growth & Income Portfolio.

 10. To approve an amended sub-advisory agreement with FMR Far East for Balanced Portfolio and Growth Opportunities Portfolio.

 11. To approve an amended sub-advisory agreement with FMR Far East for Growth & Income Portfolio.

 12. To modify Balanced Portfolio's fundamental investment objective and eliminate a fundamental investment policy of the fund.

ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS

 13. To amend the fundamental investment limitation concerning diversification to exclude securities of other investment companies from the limitation for Balanced Portfolio, Growth & Income Portfolio, and Growth Opportunities Portfolio.

 14. To amend the fundamental investment limitation concerning underwriting for Balanced Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio.

 15. To amend the fundamental investment limitation concerning concentration for Balanced Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio.

 The Board of Trustees has fixed the close of business on May 22, 2000 as the record date for the determination of the shareholders of each of the funds and classes, if applicable, entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary
May 22, 2000

YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO
INDICATE VOTING     INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND
SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN RESPONDING PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING PROXY CARD

 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

REGISTRATION                          VALID SIGNATURE

A. 1)  ABC Corp.                      John Smith, Treasurer

   2)  ABC Corp.                      John Smith, Treasurer

       c/o John Smith, Treasurer

B. 1)  ABC Corp. Profit Sharing Plan  Ann B. Collins, Trustee

   2)  ABC Trust                      Ann B. Collins, Trustee

   3)  Ann B. Collins, Trustee        Ann B. Collins, Trustee

       u/t/d 12/28/78

C. 1)  Anthony B. Craft, Cust.        Anthony B. Craft

       f/b/o Anthony B. Craft, Jr.

       UGMA



PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
VARIABLE INSURANCE PRODU   CTS FUND III:
BALANCED PORTFOLIO
GROWTH & INCOME PORTFOLIO
GROWTH OPPORTUNITIES PORTFOLIO
MID CAP PORTFOLIO

TO BE HELD ON JULY 19, 2000

 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of
Variable Insurance Products    Fund III     (the trust) to be used at
the Special Meeting of Shareholders of Balanced Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio (the funds) and at any adjournments thereof (the Meeting), to be held on July 19, 2000 at 9:00 a.m. at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about May 22, 2000. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations, including telephone voting, will be paid by Balanced Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio, provided the expenses do not exceed the
fund   s'     existing expense cap for each class of each fund listed
on page        . Expenses exceeding each class's expense cap will be
paid by FMR. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

 The principal business address of Fidelity Distributors Corporation
(FDC), the funds' principal underwriter and distribution agent, and Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East), subadvisers to the funds, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of Fidelity Investments Money Management, Inc. (FIMM), subadviser to Balanced Portfolio, is 1 Spartan Way, Merrimack, New Hampshire 03054. Fidelity Investments Japan Limited
(FIJ) located at Shiroyama JT Mori Blgd., 4-3-1 Toranomon, Minato-ku,
Tokyo 105 is also a subadviser to the fund   s    .

 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote or by attending the Meeting and voting in person.

 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SAR-SEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted, but only to the extent necessary to reach quorum at the meeting.

 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

 Shares of each class of the trust issued and outstanding as of March 31, 2000 are indicated in the following table:

Balanced Portfolio:

Initial Class    18,963,929

Service Class    1,799,480

Service Class 2  6,794

Growth & Income Portfolio:

Initial Class    69,573,271

Service Class    8,600,986

Service Class 2  6,453

Growth Opportunities Portfolio:

Initial Class    62,381,528

Service Class    16,576,172

Service Class 2  8,828

Mid Cap Portfolio:

Initial Class    394,947

Service Class    4,141,610

Service Class 2  456,812

 To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of each fund and class on March 31, 2000 was as follows:

   Balanced Portfolio Initial Class: Fidelity Investments Life
Insurance Company, Boston, MA (36.04%); Aegon USA Securities Inc., Cedar Rapids, IA (6.40%).

   Balanced Portfolio Service Class: Wilmington Trust Company,
Wilmington, DE (10.47%); Wachovia Corp., Winston-Salem, NC (7.38%); Nationwide Insurance Enterprises, Columbus, OH (6.59%); KeyCorp, Inc., Cleveland, OH (6.34%); BankBoston Corporation, Boston, MA (5.39%); HSBC Bank USA, Buffalo, NY (5.20%).

   Balanced Portfolio Service Class 2: Fidelity Investments, Boston,
MA (100%).

   Growth & Income Portfolio Initial Class: Fidelity Investments Life Insurance Company, Boston, MA (42.72%); Minnesota Life Insurance
Company, St. Paul, MN (22.55%); GE Financial Assurance Holdings, Inc., Richmond, VA (11.78%); The Integrity Companies, Louisville, KY
(5.82%).

   Growth & Income Portfolio Service Class: IDS Life Insurance
Company, Minneapolis, MN (51.44%).

   Growth & Income Portfolio Service Class 2: Fidelity Investments, Boston, MA (99.97%).

   Growth Opportunities Portfolio Initial Class: Nationwide Insurance Enterprises, Columbus, OH (19.33%); Fidelity Investments Life
Insurance Company, Boston, MA (18.23%); GE Financial Assurance
Holdings, Inc., Richmond, VA (7.71%); A. G. Edwards & Sons Inc., Saint Louis, MO (5.62%).

   Growth Opportunities Portfolio Service Class: Nationwide Insurance Enterprises, Columbus, OH (62.59%).

   Growth Opportunities Portfolio Service Class 2: Fidelity
Investments, Boston, MA (63.43%); Provident Mutual Life Insurance Co., Newark, DE (36.55%).

   Mid Cap Portfolio Initial Class: Aegon USA Securities Inc., Cedar Rapids, IA (36.62%); American National Life Insurance Co. of Texas, Galveston, TX (17.40%); Fidelity Investments, Boston, MA (12.88%); American National Life Insurance Co., Boston, MA (7.14%); GenAmerican Corporation, Saint Louis, MO (5.09%).

   Mid Cap Portfolio Service Class: IDS Life Insurance Company,
Minneapolis, MN (61.20%); The Integrity Companies, Louisville, KY
(7.66%); The Guardian, Bethlehem, PA (7.37%).

   Mid Cap Portfolio Service Class 2: Minnesota Life Insurance
Company, St. Paul, MN (98.47%).

 FMR has advised the trust that for Proposals 1-3 contained in this Proxy Statement, it will vote its shares at the Meeting FOR each Proposal. To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the funds on that date.

 Shareholders of record at the close of business on May 22, 2000 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

 FOR A FREE COPY OF THE FUNDS' ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 CALL 1-800-544-5429 OR WRITE TO FIDELITY
DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON,
MASSACHUSETTS 02109.

VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1 AND A MAJORITY OF ALL VOTES OF THE APPROPRIATE FUND CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL
2. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE ENTIRE TRUST. APPROVAL OF
PROPOSALS 4 THROUGH    15 REQ    UIRES THE AFFIRMATIVE VOTE OF A
"MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE CLASS. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.

 The following tables summarize the proposals applicable to each class of shares of each fund.

Proposal #                Proposal Description            Applicable Funds                Page

1.                        To elect as Trustees the        All                             3
                          twelve nominees presented in
                          proposal 1.

2.                        To ratify the selection of      All                             12
                          Deloitte & Touche LLP and
                          PricewaterhouseCoopers LLP
                          as independent accountants
                          of the funds.

3.                        To authorize the Trustees to    All                             12
                          adopt an amended and
                          restated Declaration of Trust.

4.                        To approve an amended           Balanced Portfolio              13
                          management contract for the
                          fund that would reduce the
                          management fee payable to
                          FMR by the fund as FMR's
                          assets under management
                          increase.

5.                        To approve an amended           Growth & Income Portfolio       18
                          management contract for the
                          fund that would reduce the
                          management fee payable to
                          FMR by the fund as FMR's
                          assets under management
                          increase.

6.                        To approve an amended           Growth Opportunities Portfolio  21
                          management contract for the
                          fund that would reduce the
                          management fee payable to
                          FMR by the fund as FMR's
                          assets under management
                          increase.

7.                        To approve an amended           Mid Cap Portfolio               25
                          management contract for the
                          fund that would reduce the
                          management fee payable to
                          FMR by the fund as FMR's
                          assets under management
                          increase.

8.                        To approve an amended           Balanced Portfolio Growth       28
                          sub-advisory agreement with     Opportunities Portfolio
                          FMR U.K. to provide
                          investment advice and
                          research services or
                          investment management
                          services.

9.                        To approve an amended           Growth & Income Portfolio       29
                          sub-advisory agreement with
                          FMR U.K. to provide
                          investment advice and
                          research services or
                          investment management
                          services.

10.                       To approve an amended           Balanced Portfolio Growth       30
                          sub-advisory agreement with     Opportunities Portfolio
                          FMR Far East to provide
                          investment advice and
                          research services or
                          investment management
                          services.

11.                       To approve an amended           Growth & Income Portfolio       31
                          sub-advisory agreement with
                          FMR East to provide
                          investment advice and
                          research services or
                          investment management
                          services.

12.                       To modify the fund's            Balanced Portfolio              31
                          fundamental investment
                          objective and eliminate a
                          fundamental investment
                          policy of the fund.

ADOPTION OF STANDARDIZED
INVESTMENT LIMITATIONS

13.                       To amend the fundamental        Balanced Portfolio  Growth &    32
                          investment limitation           Income Portfolio Growth
                          concerning diversification.     Opportunities Portfolio

14.                       To amend the fundamental        All                             32
                          limitation concerning
                          underwriting.

15.                       To amend the fundamental        All                             33
                          limitation concerning
                          concentration.


1. TO ELECT A BOARD OF TRUSTEES.

 The purpose of this proposal is to elect a Board of Trustees of the Trust. Pursuant to the provisions of the Declaration of Trust of
Variable Insurance Products    Fund     III, the Trustees have
determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.

 All nominees named below are currently Trustees of Variable Insurance
Products    Fund     III and have served in that capacity continuously
since originally elected or appointed. Robert M. Gates, William O. McCoy, Robert C. Pozen, and Ned C. Lautenbach were selected by the trust's Nominating and Administration Committee (see page 13) and were appointed to the Board in March 1997, January 1997, August 1997, and January 2000 respectively. None of the nominees are related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Mr. Gates, Mr. Lautenbach, Mr. McCoy, and Mr. Pozen, each of the nominees is currently a Trustee of 55 registered investment companies advised by FMR. Mr. Gates, Mr. McCoy, and Mr. Pozen are currently Trustees of 56 registered investment companies advised by FMR. Mr. Lautenbach is currently a Trustee of 52 registered investment companies advised by FMR.

 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

Nominee (Age)              Principal Occupation**          Year of Election or Appointment

Ralph F. Cox  (68)         President of RABAR              1991
                           Enterprises (management
                           consulting-engineering
                           industry, 1994). Prior to
                           February 1994, he was
                           President of Greenhill
                           Petroleum Corporation
                           (petroleum exploration and
                           production). Until March
                           1990, Mr. Cox was President
                           and Chief Operating Officer
                           of Union Pacific Resources
                           Company (exploration and
                           production). He is a
                           Director of Waste Management
                           Inc. (non-hazardous waste,
                           1993), CH2M Hill Companies
                           (engineering), and
                           Bonneville Pacific
                           (independent power and
                           petroleum production). In
                           addition, he is a member of
                           advisory boards of Texas A&M
                           University and the
                           University of Texas at Austin.

Phyllis Burke Davis  (68)  Retired from Avon Products,     1992
                           Inc. where she held various
                           positions including Senior
                           Vice President of Corporate
                           Affairs and Group Vice
                           President of U.S. sales,
                           distribution, and
                           manufacturing. She is
                           currently a Director of
                           BellSouth Corporation
                           (telecommunications), Eaton
                           Corporation (manufacturing),
                           and the TJX Companies, Inc.
                           (retail stores), and
                           previously served as a
                           Director of Hallmark Cards,
                           Inc., Nabisco Brands, Inc.,
                           and Standard Brands, Inc. In
                           addition, she is a member of
                           the Board of Directors of
                           the Southampton Hospital in
                           Southampton, N.Y. (1998).

Robert M. Gates            Consultant, author, and         1997
 (56)                      lecturer (1993). Mr. Gates
                           was Director of the Central
                           Intelligence Agency (CIA)
                           from 1991-1993. From 1989 to
                           1991, Mr. Gates served as
                           Assistant to the President
                           of the United States and
                           Deputy National Security
                           Advisor. Mr. Gates is a
                           Director of Charles Stark
                           Draper Laboratory
                           (non-profit), NACCO
                           Industries, Inc. (mining and
                           manufacturing), and TRW Inc.
                           (automotive, space, defense,
                           and information technology).
                           Mr. Gates previously served
                           as a Director of LucasVarity
                           PLC (automotive components
                           and diesel engines). He is
                           currently serving as Dean of
                           the George Bush School of
                           Government and Public
                           Service at Texas A & M
                           University (1999-2000). Mr.
                           Gates also is a Trustee of
                           the Forum for International
                           Policy and of the Endowment
                           Association of the College
                           of William and Mary. In
                           addition, he is a member of
                           the National Executive Board
                           of the Boy Scouts of America.

*Edward C. Johnson 3d      President, is Chief Executive   1994
 (70)                      Officer, Chairman and a
                           Director of FMR Corp.; a
                           Director and Chairman of the
                           Board and of the Executive
                           Committee of FMR; Chairman
                           and a Director of Fidelity
                           Management & Research (U.K.)
                           Inc. and of Fidelity
                           Management & Research (Far
                           East) Inc.; Chairman (1998)
                           and a Director (1997) of
                           Fidelity Investments Money
                           Management, Inc.; Chairman
                           and Representative Director
                           of Fidelity Investments
                           Japan Limited (1997) and a
                           Director of FDC and FMR Co.,
                           Inc. (2000).

Donald J. Kirk             Executive-in-Residence (1995)   1987
 (67)                      at Columbia University
                           Graduate School of Business.
                           From 1987 to January 1995,
                           Mr. Kirk was a Professor at
                           Columbia University Graduate
                           School of Business. Prior to
                           1987, he was Chairman of the
                           Financial Accounting
                           Standards Board. Mr. Kirk
                           previously served as a
                           Director of General Re
                           Corporation (reinsurance,
                           1987-1998) and as a Director
                           of Valuation Research Corp.
                           (appraisals and valuations,
                           1993-1995). He serves as
                           Chairman of the Board of
                           Directors of National Arts
                           Stabilization Inc., Chairman
                           of the Board of Trustees of
                           the Greenwich Hospital
                           Association, Director of the
                           Yale-New Haven Health
                           Services Corp. (1998), Vice
                           Chairman of the Public
                           Oversight Board of the
                           American Institute of
                           Certified Public
                           Accountants' SEC Practice
                           Section (1995), and as a
                           Public Governor of the
                           National Association of
                           Securities Dealers, Inc.
                           (1996).

Ned C. Lautenbach          Partner of Clayton, Dubilier    2000
 (56)                      & Rice, Inc. (private equity
                           investment firm) since
                           September 1998. Mr.
                           Lautenbach was Senior Vice
                           President of IBM Corporation
                           from 1992 until his
                           retirement in July 1998.
                           From 1993 to 1995 he was
                           Chairman of IBM World Trade
                           Corporation. He also was a
                           member of IBM's Corporate
                           Executive Committee from
                           1994 to July 1998. He is a
                           Director of PPG Industries
                           Inc. (glass, coating and
                           chemical manufacturer),
                           Dynatech Corporation (global
                           communications equipment),
                           Eaton Corporation (global
                           manufacturer of highly
                           engineered products) and
                           ChoicePoint Inc. (data
                           identification, retrieval,
                           storage, and analysis).

*Peter S. Lynch            Vice Chairman and a Director    1990
 (57)                      of FMR; and a Director of
                           FMR Co., Inc. (2000). Prior
                           to May 31, 1990, he was a
                           Director of FMR and
                           Executive Vice President of
                           FMR (a position he held
                           until March 31, 1991); Vice
                           President of Fidelity
                           Magellan Fund and FMR Growth
                           Group Leader; and Managing
                           Director of FMR Corp. Mr.
                           Lynch was also Vice
                           President of Fidelity
                           Investments Corporate
                           Services (1991-1992). In
                           addition, he serves as a
                           Trustee of Boston College,
                           Massachusetts Eye & Ear
                           Infirmary, Historic
                           Deerfield (1989) and Society
                           for the Preservation of New
                           England Antiquities, and as
                           an Overseer of the Museum of
                           Fine Arts of Boston.

William O. McCoy           Interim Chancellor for the      1997
 (66)                      University of North Carolina
                           at Chapel Hill. Previously
                           he had served from 1995
                           through 1998 as Vice
                           President of Finance for the
                           University of North Carolina
                           (16-school system). Prior to
                           his retirement in December
                           1994, Mr. McCoy was Vice
                           Chairman of the Board of
                           BellSouth Corporation
                           (telecommunications, 1984)
                           and President of BellSouth
                           Enterprises (1986). He is
                           currently a Director of
                           Liberty Corporation (holding
                           company, 1984), Duke-Weeks
                           Realty Corporation (real
                           estate, 1994), Carolina
                           Power and Light Company
                           (electric utility, 1996),
                           the Kenan Transport Company
                           (trucking, 1996), and
                           Dynatech Corporation
                           (electronics, 1999).
                           Previously, he was a
                           Director of First American
                           Corporation (bank holding
                           company, 1979-1996). In
                           addition, Mr. McCoy served
                           as a member of the Board of
                           Visitors for the University
                           of North Carolina at Chapel
                           Hill (1994-1998) and
                           currently serves on the
                           Board of Visitors of the
                           Kenan-Flager Business School
                           (University of North
                           Carolina at Chapel Hill,
                           1988).

Gerald C. McDonough        Chairman of the                 1989
 (72)                      non-interested Trustees, is
                           Chairman of G.M. Management
                           Group (strategic advisory
                           services). Mr. McDonough is
                           a Director and Chairman of
                           the Board of York
                           International Corp. (air
                           conditioning and
                           refrigeration), Commercial
                           Intertech Corp. (hydraulic
                           systems, building systems,
                           and metal products, 1992),
                           CUNO, Inc. (liquid and gas
                           filtration products, 1996),
                           and Associated Estates
                           Realty Corporation (a real
                           estate investment trust,
                           1993). Mr. McDonough served
                           as a Director of
                           ACME-Cleveland Corp. (metal
                           working, telecommunications,
                           and electronic products)
                           from 1987-1996 and
                           Brush-Wellman Inc. (metal
                           refining) from 1983-1997.

Marvin L. Mann             Chairman Emeritus of Lexmark    1993
 (67)                      International, Inc. (office
                           machines, 1991) where he
                           still remains a member of
                           the Board. Prior to 1991, he
                           held the positions of Vice
                           President of International
                           Business Machines
                           Corporation ("IBM") and
                           President and General
                           Manager of various IBM
                           divisions and subsidiaries.
                           Mr. Mann is a Director of
                           M.A. Hanna Company
                           (chemicals, 1993), Imation
                           Corp. (imaging and
                           information storage, 1997).
                           He is a Board member of
                           Dynatech Corporation
                           (electronics, 1999).

*Robert C. Pozen           Senior Vice President, is       1997
 (53)                      also President and a
                           Director of FMR (1997),
                           Fidelity Management &
                           Research (U.K.) Inc. (1997),
                           Fidelity Management &
                           Research (Far East) Inc.
                           (1997), Fidelity Investments
                           Money Management, Inc.
                           (1998), and FMR Co., Inc.
                           (2000); and a Director of
                           Strategic Advisers, Inc.
                           (1999). Previously, Mr.
                           Pozen served as General
                           Counsel, Managing Director,
                           and Senior Vice President of
                           FMR Corp.

Thomas R. Williams         President of The Wales Group,   1989
 (71)                      Inc. (management and
                           financial advisory
                           services). Prior to retiring
                           in 1987, Mr. Williams served
                           as Chairman of the Board of
                           First Wachovia Corporation
                           (bank holding company), and
                           Chairman and Chief Executive
                           Officer of The First
                           National Bank of Atlanta and
                           First Atlanta Corporation
                           (bank holding company). He
                           is currently a Director of
                           National Life Insurance
                           Company of Vermont and
                           American Software, Inc. Mr.
                           Williams was previously a
                           Director of ConAgra, Inc.
                           (agricultural products),
                           Georgia Power Company
                           (electric utility), and
                           Avado, Inc. (restaurants).


** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

    As of March 31, 2000, the nominees, Trustees and officers of the Trust and the funds owned, in the aggregate, less than 1% of the funds' outstanding shares.

 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

 The trust's Board, which is currently composed of three interested and nine non-interested Trustees, met eleven times during the twelve months ended December 31, 1999. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.

 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, in conjunction with meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Gates and Lautenbach, and Mrs. Davis are members of the committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended December 31, 1999, the committee held nine meetings.

 The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough (Chairman), Cox, Mann, and Williams. The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the twelve months ended December 31, 1999, the committee held three meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.

 The following table sets forth information describing the compensation of each Trustee and Members of the Advisory Board of each fund for his or her services for the fiscal year ended December 31, 1999.

COMPENSATION TABLE


AGGREGATE COMPENSATION FROM A  Edward C. Johnson 3d**  J. Michael Cook*****  Ralph F. Cox       Phyllis Burke Davis
FUND

BalancedB                      $ 0                     $ 0                   $ 99               $ 96

Growth & IncomeB               $ 0                     $ 0                   $ 369              $ 358

Growth OpportunitiesB          $ 0                     $ 0                   $ 517              $ 502

Mid CapB                       $ 0                     $ 0                   $ 1                $ 1

TOTAL COMPENSATION FROM THE    $ 0                     $ 0                   $217,500           $211,500
FUND COMPLEX*,A

AGGREGATE COMPENSATION FROM A  Ned C. Lautenbach***    Peter S. Lynch**      William  O. McCoy  Gerald C. Mc- Donough
FUND

BalancedB                      $ 24                    $ 0                   $ 97               $ 122

Growth & IncomeB               $ 91                    $ 0                   $ 364              $ 456

Growth OpportunitiesB          $ 126                   $ 0                   $ 510              $ 639

Mid CapB                       $ 0                     $ 0                   $ 1                $ 1

TOTAL COMPENSATION FROM THE    $ 54,000                $ 0                   $214,500           $269,000
FUND COMPLEX*,A




COMPENSATION TABLE


AGGREGATE COMPENSATION FROM A  Robert M. Gates  E. Bradley Jones****  Donald J. Kirk
FUND

BalancedB                      $ 99             $ 99                  $ 99

Growth & IncomeB               $ 369            $ 369                 $ 369

Growth OpportunitiesB          $ 517            $ 517                 $ 517

Mid CapB                       $ 1              $ 1                   $ 1

TOTAL COMPENSATION FROM THE    $217,500         $217,500              $217,500
FUND COMPLEX*,A

AGGREGATE COMPENSATION FROM A  Marvin L. Mann   Robert C. Pozen**     Thomas R. Williams
FUND

BalancedB                      $ 99             $ 0                   $ 97

Growth & IncomeB               $ 369            $ 0                   $ 361

Growth OpportunitiesB          $ 517            $ 0                   $ 506

Mid CapB                       $ 1              $ 0                   $ 1

TOTAL COMPENSATION FROM THE    $217,500         $ 0                   $213,000
FUND COMPLEX*,A



* Information is for the calendar year ended December 31, 1999 for 236 funds in the complex.

** Interested Trustees of the funds are compensated by FMR.

*** During the period from October 14, 1999 through December 31, 1999, Ned C. Lautenbach served as a Member of the Advisory Board of the trust. Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

**** Mr. Jones served on the Board of Trustees through December 31,
1999.

***** Effective April 1, 2000, Mr. Cook serves as a Member of the
Advisory Board.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1999, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,735; William O. McCoy, $53,735; and Thomas
R. Williams, $62,319.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

 Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

2.  TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP OR
    PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE
    FUNDS.

 By a vote of the non-interested Trustees, the firms of Deloitte & Touche LLP (Balanced Portfolio, Growth & Income Portfolio, and Growth Opportunities Portfolio) and PricewaterhouseCoopers LLP (Mid Cap Portfolio) have been selected as independent accountants for such funds to sign or certify any financial statements of such funds required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the funds, by vote of a majority of their outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Deloitte & Touche LLP and PricewaterhouseCoopers LLP have advised the funds that to the best of their knowledge and belief, as of the record date, no Deloitte & Touche LLP or PricewaterhouseCoopers LLP professional had any direct or material indirect ownership interest in the funds inconsistent with the independence standards pertaining to accountants.

 For    Mid Cap Portfolio, for fiscal years end December 31, 1999
and     December 31, 1998, the firm of PricewaterhouseCoopers LLP
acted as    the     fund's independent accountants. For Balanced
Portfolio, Growth & Income Portfolio, and Growth Opportunities Portfolio, for fiscal year ended December 31, 1998, the firm of PricewaterhouseCoopers LLP acts as each fund's independent accountants. Effective February 18, 1999, the non-interested Trustees selected the firm of Deloitte & Touche LLP as the independent accountants for Balanced Portfolio, Growth & Income Portfolio, and Growth Opportunities Portfolio beginning with each fund's fiscal year
ending December 31,    1999    , upon the recommendation of each
fund's Audit Committee.

 The independent accountants' audit reports for the fiscal years ended December 31, 1999 and December 31, 1998 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between each fund and the independent accountants on accounting principles or practices, financial statement disclosures, or audit scope or procedures, which if not resolved to the satisfaction of the independent accountants would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the financial statements for such years.

 The independent accountants examine annual financial statements for each fund and provide other audit and tax-related services. In recommending the selection of each fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Deloitte & Touche LLP or PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

3. TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED
   DECLARATION OF TRUST.

 The Board of Trustees has approved and recommends that the shareholders of the trust authorize them to adopt and execute an Amended and Restated Declaration of Trust for the trust and the funds of the trust in the form attached to this Proxy Statement as Exhibit 1 (New Declaration of Trust). The attached New Declaration of Trust has been marked to show changes from the trust's existing Declaration of Trust (Current Declaration of Trust). The New Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust, and, going forward, will be used as the standard Declaration of Trust for all new Fidelity Massachusetts business trusts.

 The New Declaration of Trust gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner. ADOPTION OF THE NEW DECLARATION OF TRUST WILL NOT ALTER IN ANY WAY THE TRUSTEES' EXISTING FIDUCIARY OBLIGATIONS TO ACT WITH DUE CARE AND IN THE SHAREHOLDERS' INTERESTS. BEFORE UTILIZING ANY NEW FLEXIBILITY THAT THE NEW DECLARATION OF TRUST MAY AFFORD, THE TRUSTEES MUST FIRST CONSIDER THE SHAREHOLDERS' INTERESTS AND THEN ACT IN ACCORDANCE WITH SUCH INTERESTS.

 Adoption of the New Declaration of Trust will NOT result in any changes in the funds' Trustees or officers or in the investment policies described in the funds' current prospectuses.

 Generally, a majority of the Trustees may amend the Current Declaration of Trust when authorized by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the trust. On October 16, 1997, the Trustees approved the form of the New Declaration of Trust. On December 18, 1997 and November 18, 1999, the Board approved several additional changes to the form of the New Declaration of Trust, which changes have been incorporated into the form attached to this Proxy Statement. On November 18, 1999 and December 16, 1999, the Board authorized the submission of the New Declaration of Trust to the trust's shareholders for their authorization at this Meeting.

 The New Declaration of Trust amends the Current Declaration of Trust in a number of significant ways. The following discussion summarizes some of the more significant amendments to the Current Declaration of Trust effected by the New Declaration of Trust.

 IN ADDITION TO THE CHANGES DESCRIBED BELOW, THERE ARE OTHER
SUBSTANTIVE AND STYLISTIC DIFFERENCES BETWEEN THE NEW DECLARATION OF TRUST AND THE CURRENT DECLARATION OF TRUST. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE NEW DECLARATION OF TRUST ITSELF, WHICH IS ATTACHED AS EXHIBIT 1 TO THIS PROXY STATEMENT.

 SIGNIFICANT CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.

 REORGANIZATION OR TERMINATION OF THE TRUST OR ITS SERIES OR CLASSES. Unlike the Current Declaration of Trust, the New Declaration of Trust generally permits the Trustees, subject to applicable Federal and state law, to reorganize or terminate all or a portion of the trust or any of its series or classes. The Current Declaration of Trust requires shareholder approval in order to reorganize or terminate the trust or any of its series.

 Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit all or a portion of the trust, a fund or class to reorganize into another entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a fund to domicile it in another state or to change its legal form. Under the Current Declaration of Trust, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. In contrast, the New Declaration of Trust gives the Trustees the flexibility to reorganize all or a portion of the trust or any of its series or classes and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the trust and its funds operate under the most appropriate form of organization.

 Similarly, under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the Trustees to terminate a fund or class. For example, a fund may have insufficient assets to invest effectively or excessively high expense levels due to operational needs. Under such circumstances, absent viable alternatives, the Trustees may determine that terminating the fund is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval of the fund's termination may, however, make it more difficult to complete the fund's liquidation and termination and, in general, will increase the costs associated with the termination. In such a case, it may be in the shareholders' interest to permit fund termination without incurring the costs and delays of a shareholder meeting.

 As discussed above, before allowing a trust, fund, or class reorganization or termination to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration of Trust is also subject to any applicable requirements of the 1940 Act and Massachusetts law. Of course, in all cases, the New Declaration of Trust would require that shareholders receive written notification of any proposed transaction.

 The New Declaration of Trust does NOT give the Trustees the authority to merge a fund or class with another operating mutual fund or sell all or a portion of a class's or fund's assets to another operating mutual fund without first seeking shareholder approval. Under the New Declaration of Trust, shareholder approval is still required for these transactions.

 FUTURE AMENDMENTS OF THE DECLARATION OF TRUST. The New Declaration of Trust permits the Trustees, with certain exceptions, to amend the Declaration of Trust without shareholder approval. Under the New Declaration of Trust, shareholders generally have the right to vote on any amendment affecting their right to vote, on any amendment altering the maximum number of permitted Trustees, on any amendment affecting the New Declaration of Trust's amendment provisions, on any amendment required by law or the trust's registration statement, and on any matter submitted to shareholders by the Trustees. The Current Declaration of Trust, on the other hand, generally gives shareholders the exclusive power to amend the Declaration of Trust. By allowing amendment of the Declaration of Trust without shareholder approval, the New Declaration of Trust gives the Trustees the necessary authority to react quickly to future contingencies. As mentioned above, such increased authority remains subordinate to the Trustees' continuing fiduciary obligations to act with due care and in the shareholders' interest.

 REFERENCES TO CLASSES. The New Declaration of Trust includes explicit references to "classes" of a fund in appropriate places throughout the document. Classes are often a more efficient way of offering a specific investment strategy to different types of investors without creating separate funds for each type of investor. Each class represents an interest in the same portfolio of securities but may be offered with different service features, distribution arrangements or fees. Although the Trustees are not prohibited from authorizing the issuance of classes of shares under the Current Declaration of Trust, the Trustees believe that it is appropriate to explicitly describe their ability, without a vote of shareholders, to establish new classes of shares, to change or abolish existing classes of shares, to divide an existing fund into classes of shares, and to take any other action with respect to classes that they deem appropriate.

 INVESTMENT IN OTHER INVESTMENT COMPANIES. The New Declaration of Trust clarifies that the Trustees may authorize the investment of a portion of a fund's assets in one or more open-end investment companies (Fund-of-Funds Structure). The current Declaration of Trust explicitly allows the Trustees to authorize the fund to invest all of its assets in a single open-end investment company but does not specifically provide the Trustees with the ability to invest a portion of its assets in one or more investment companies. In a Fund-of-Funds Structure, each fund retains its own characteristics, but is able to achieve efficiencies by consolidating portfolio management for some or all of its assets with other funds or to achieve other operational efficiencies. The purpose of the Fund-of-Funds Structure generally is to achieve operational efficiencies by consolidating portfolio management for a portion of a fund's assets with other funds which invest a portion of their assets similarly. For example, three different funds with different allocations among stocks, bonds and money market investments but similar investment policies within each asset class might each invest in the same stock, bond and money market funds. The Fund-of-Funds Structure allows multiple funds with similar investment policies for a portion of their assets to consolidate portfolio management in a single pool for their assets that are managed similarly. FMR and the Board of Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies or other benefits. While neither FMR nor the Trustees have determined that a Fund-of-Funds Structure is appropriate at this time, the Trustees believe it could be in the best interests of each fund to adopt such a structure at a future date. If approved, the New Declaration of Trust would provide the Trustees with the power to authorize a fund to invest all or a portion of its assets in one or more open-end investment companies. The Trustees will authorize such a transaction only if a Fund-of-Funds Structure is permitted under the fund's investment policies and if they determine that a Fund-of-Funds Structure is in the best interests of a fund and its shareholders.

 OTHER CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.

 In addition to the significant changes above, the New Declaration of Trust modifies the Current Declaration of Trust in a number of important ways, including the following:

 1. The New Declaration of Trust modifies the Current Declaration of Trust to allow FMR to enter into a Management Contract with the trust, on behalf of each fund, and to amend the fund's respective Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the Current Declaration of Trust explicitly requires the vote of a majority of the outstanding voting securities of a fund to enter into and amend Management Contracts. A corresponding change is also proposed for the funds' Management Contracts. For more information on this topic generally, see "Modification of Management Contract Amendment Provisions" on pages 25, 28, 32, and 35.

 2. The New Declaration of Trust broadens the authority of the Trustees to redeem a shareholder for any reason deemed appropriate by the Trustees. The Trustees' ability to do so would be limited by the 1940 Act and other applicable legal and regulatory requirements. The Current Declaration of Trust explicitly allows the Trustees only to redeem shareholders who do not meet a fund's minimum balance requirement.

 3. The New Declaration of Trust explicitly allows the Trustees to effect Fund-of-Funds Structures, mergers, reorganizations and similar transactions through any method approved by the Trustees, including share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, and exchange offers.

 4 The New Declaration of Trust clarifies that the Trustees may impose other fees (for example, purchase fees) in addition to sales charges upon investment in a fund and clarifies that deferred sales charges and other fees (for example, redemption fees) may be imposed upon redemption of a fund's shares.

 5. The New Declaration of Trust confirms and clarifies various existing Trustee powers. For example, the New Declaration of Trust clarifies that the Trustees, in addition to banks and trust companies, may employ as fund custodians companies that are members of a national securities exchange or other entities permitted under the 1940 Act; delegate authority to investment advisers and other agents; adopt and offer dividend reinvestment and related plans; operate and carry on the business of an investment company; interpret the investment policies, practices, and limitations of any fund; and deal in shares of a fund.

 6. The New Declaration of Trust clarifies that no shareholder of a trust series shall have a claim on the assets of another series and further clarifies that, by virtue of investing in a fund, a shareholder is deemed to have assented to and agreed to be bound by the terms of the New Declaration of Trust.

 7. The New Declaration of Trust deletes various technical and/or antiquated requirements from the Current Declaration of Trust, including existing requirements that a Trustee vacancy be deemed to occur when a Trustee is absent from his or her state of residence, that Trustee vacancies must be filled within six calendar months, and that portfolio securities be held pursuant to safeguards prescribed by usual Massachusetts practice.

 8. The New Declaration of Trust clarifies that the Trustees may authorize dividends of fund property in addition to stock dividends.

 9. The New Declaration of Trust permits the rights and preferences of a series or class to be set forth in the registration statement for such series or class or in any other document in addition to in a resolution of the Board of Trustees.

 10. Lastly, the New Declaration of Trust generally expands various 1940 Act defined terms to encompass SEC modifications and interpretations. Specific references to discrete sections of the 1940 Act that are contained in the New Declaration of Trust have likewise been expanded to include SEC modifications and interpretations.

 CONCLUSION. The Board of Trustees has concluded that the proposed adoption of the New Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that the shareholders vote FOR the proposal to authorize them to adopt and execute the New Declaration of Trust. If the proposal is not approved, the Current Declaration of Trust will remain unchanged and in effect.

4. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR BALANCED PORTFOLIO.

 The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). First, the individual fund fee rate would be reduced from 0.20% to 0.15% of the fund's average daily net assets, resulting in a net decrease of 0.05% of average net assets. The Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. In addition, the Amended Contract allows FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract (Present Contract) currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page 26 for more details. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT CONTRACT. The proposed reduction in the fund's individual fund fee rate was voluntarily adopted by FMR on July 1, 1996. (For information on FMR, see the section entitled "Activities and Management of FMR" on page 42.)

 PROPOSED AMENDMENTS TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit 2 on page . Except for the modifications discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page 43.) If approved by shareholders, the Amended Contract will take effect on August 1, 2000 and will remain in effect through July 31, 2001 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 2000 and thereafter only as long as its continuance is approved at least annually as above.

 The management fee is an annual percentage of the fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed
Individual Fund Fee Rate.    The Amended Contract modifies the
Individual Fund Fee Rate from 0.20% of the fund's average net assets
to 0.15% of the fund's average net assets.     The Amended Contract
modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $426 billion.

 MODIFICATION TO INDIVIDUAL FUND FEE RATE. The Amended Contract for the fund would decrease the fund's Individual Fund Fee Rate from 0.20% to 0.15% of the fund's average daily net assets. The proposed reduction in the fund's Individual Fund Fee Rate was voluntarily adopted by FMR on July 1, 1996.

 MODIFICATION TO GROUP FEE RATE. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by FMR of $426 billion or less. Above $426 billion in assets under FMR's management, the Group Fee Rate declines under both the Present Contract and the Amended Contact, but under the Amended Contract, it declines faster. Group Fee Rates that are lower than those contained in the fund's Present Contract have been voluntarily implemented by FMR on January 1, 1996 and August 1, 1999.

 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract adds 13 new fee breakpoints for assets under FMR's management above $426 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contracts" beginning on page 43.)

GROUP FEE RATE BREAKPOINTS
Present Contract                            Amended Contract

Average Group Assets ($  Present Contract*  Average Group Assets ($  Amended Contract
billions)                                   billions)

Over 390                 .2700%             390 - 426                .2700%

                                            426 - 462                .2650%

                                            462 - 498                .2600%

                                            498 - 534                .2550%

                                            534 - 587                .2500%

                                            587 - 646                .2463%

                                            646 - 711                .2426%

                                            711 - 782                .2389%

                                            782 - 860                .2352%

                                            860 - 946                .2315%

                                            946 - 1,041              .2278%

                                            1,041 - 1,145            .2241%

                                            1,145 - 1,260            .2204%

                                             Over    1,260           .2167%


 The result at various levels of group net assets is illustrated by the table below.

EFFECTIVE ANNUAL GROUP FEE RATES

Group Net Assets ($ billions)  Present Contract*  Amended Contract

 150                           .3371%             .3371%

 200                           .3284%             .3284%

 250                           .3219%             .3219%

 300                           .3163%             .3163%

 350                           .3113%             .3113%

 400                           .3067%             .3067%

 450                           .3026%             .3024%

 500                           .2994%             .2982%

 550                           .2967%             .2942%

 600                           .2945%             .2904%

 650                           .2926%             .2870%

 700                           .2910%             .2838%

 750                           .2896%             .2809%

 800                           .2884%             .2782%

 850                           .2873%             .2756%

 900                           .2863%             .2732%

 950                           .2855%             .2710%

 1,000                         .2847%             .2689%

 1,050                         .2840%             .2669%

 1,100                         .2834%             .2649%

 1,150                         .2828%             .2631%

 1,200                         .2822%             .2614%

 1,250                         .2817%             .2597%

 1,300                         .2813%             .2581%

 1,350                         .2809%             .2566%

 1,400                         .2805%             .2551%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1996 and August 1, 1999.

 Average assets under FMR's management for March 31, 2000 were
approximately    $888 b    illion.

 COMPARISON OF MANAGEMENT FEES. For the month ended March 31, 2000,
average assets under management by FMR were approximately $   888
billion. The fund's management fee rate under the Amended Contract, for the month ended March 31, 2000, would have been 0.4238%, compared
to 0.4865%     under the Present Contract. The Individual Fund Fee
Rate will decrease by 0.05% of the fund's average net assets under the
Amended Contract. The    group     fee rate remains the same under
both the Present Contract and the Amended Contract until assets under FMR's management exceed $426 billion, at which point the management fee rate under the Amended Contract begins to decline relative to the Present Contract.

 The following chart compares the fund's management fee as calculated under the terms of the Present Contract for fiscal 1999 to the management fee the fund would have incurred if the Amended Contract had been in effect, and shows the difference between the two as a percentage of the management fee paid under the Present Contract.

BALANCED PORTFOLIO

Present Contract  Amended Contract

Management Fee*   Management Fee    Percentage Difference

$1,727,462        $1,522,322        (11.88%)

* Does not reflect voluntary adoption of extended group fee rate
schedules by FMR on January 1, 1996, and August 1, 1999   , or does
not reflect voluntary adoption of individual fund fee rate on July 1,
1996    .

 MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended Contract allows FMR and the Trust, on behalf of the fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the Trust, on behalf of the fund, to amend the Management Contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the Trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed modification gives FMR and the Trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees.

 MATTERS CONSIDERED BY THE BOARD

 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees, on July 15, 1999 and October 14, 1999. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month period from September to October 1999 and November to December 1995. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their meetings the Trustees received materials specifically relating to the Amended Contract. These materials included (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, and (iii) the economic outlook and the general investment outlook in the markets in which the fund invests. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost and character of non-investment management services provided by FMR and its affiliates.

 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the fund's shareholders.

 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:

 BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.

 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees review at least annually the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

 EXPENSES. The Board of Trustees and the Independent Trustees considered each classes' expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.

 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.

 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded
(i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Individual Fund Fee Rate, the reduction of the Group Fee Rate schedule, and the proposed modification to the Present Contract's amendment provisions, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval.

5. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR GROWTH & INCOME
   PORTFOLIO.

 The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. In addition, the Amended Contract allows FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract (Present Contract) currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page 32 for more details. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT CONTRACT. (For information on FMR, see the section entitled "Activities and Management of FMR" on page 45.)

 PROPOSED AMENDMENTS TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit 3 on page . Except for the modifications discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page 46.) If approved by shareholders, the Amended Contract will take effect on August 1, 2000 and will remain in effect through July 31, 2001 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 2000 and thereafter only as long as its continuance is approved at least annually as above.

 The management fee is an annual percentage of the fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $587 billion.

 MODIFICATION TO GROUP FEE RATE. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by FMR of $587 billion or less. Above $587 billion in assets under FMR's management, the Group Fee Rate declines under both the Present Contract and the Amended Contact, but under the Amended Contract, it declines faster. Group Fee Rates that are lower than those contained in the fund's Present Contract have been voluntarily implemented by FMR on January 1, 1996, and August 1, 1999.

 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract adds nine new fee breakpoints for assets under FMR's management above $587 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contracts" beginning on page 47.)

GROUP FEE RATE BREAKPOINTS
Present Contract                            Amended Contract

Average Group Assets ($  Present Contract*  Average Group Assets ($  Amended Contract
billions)                                   billions)

Over 534                 .2500%             534 - 587                .2500%

                                            587 - 646                .2463%

                                            646 - 711                .2426%

                                            711 - 782                .2389%

                                            782 - 860                .2352%

                                            860 - 946                .2315%

                                            946 - 1,041              .2278%

                                            1,041 - 1,145            .2241%

                                            1,145 - 1,260            .2204%

                                             Over    1,260           .2167%


 The result at various levels of group net assets is illustrated by the table below.

EFFECTIVE ANNUAL GROUP FEE RATES

Group Net Assets ($ billions)  Present Contract*  Amended Contract

 150                           .3371%             .3371%

 200                           .3284%             .3284%

 250                           .3219%             .3219%

 300                           .3163%             .3163%

 350                           .3113%             .3113%

 400                           .3067%             .3067%

 450                           .3024%             .3024%

 500                           .2982%             .2982%

 550                           .2942%             .2942%

 600                           .2905%             .2904%

 650                           .2874%             .2870%

 700                           .2847%             .2838%

 750                           .2824%             .2809%

 800                           .2804%             .2782%

 850                           .2786%             .2756%

 900                           .2770%             .2732%

 950                           .2756%             .2710%

 1,000                         .2743%             .2689%

 1,050                         .2731%             .2669%

 1,100                         .2721%             .2649%

 1,150                         .2711%             .2631%

 1,200                         .2702%             .2614%

 1,250                         .2694%             .2597%

 1,300                         .2687%             .2581%

 1,350                         .2680%             .2566%

 1,400                         .2673%             .2551%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1996 and August 1, 1999.

 Average assets under FMR's management for March 31, 2000 were
approximately    $888 b    illion.

 COMPARISON OF MANAGEMENT FEES. For the month ended March 31, 2000,
average assets under management by FMR were approximately    $888
billion. the fund's management fee rate under the Amended Contract, for the month ended March 31, 2000, would have been 0.4738%, compared
t    o 0.4773% under the Present Contract. The management fee rate remains the same under both the Present Contract and the Amended Contract until assets under FMR's management exceed $587 billion, at which point the management fee rate under the Amended Contract begins to decline relative to the Present Contract.

 The following chart compares the fund's management fee as calculated under the terms of the Present Contract for fiscal 1999 to the management fee the fund would have incurred if the Amended Contract had been in effect, and shows the difference between the two as a percentage of the management fee paid under the Present Contract.

GROWTH & INCOME PORTFOLIO

Present Contract  Amended Contract

Management Fee*   Management Fee    Percentage Difference

$6,393,968        $6,383,024        (0.17%)

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1996, and August 1, 1999.

 MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended Contract allows FMR and the Trust, on behalf of the fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the Trust, on behalf of the fund, to amend the Management Contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the Trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed modification gives FMR and the Trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees.

 MATTERS CONSIDERED BY THE BOARD

 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees, on July 15, 1999 and October 14, 1999. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month period from September to October 1999 and November to December 1995. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their meetings the Trustees received materials specifically relating to the Amended Contract. These materials included (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, and (iii) the economic outlook and the general investment outlook in the markets in which the fund invests. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost and character of non-investment management services provided by FMR and its affiliates.

 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the fund's shareholders.

 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:

 BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.

 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees review at least annually the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

 EXPENSES. The Board of Trustees and the Independent Trustees considered each classes' expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.

 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.

 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded
(i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule and the proposed modification to the Present Contract's amendment provisions, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval.

6. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR GROWTH OPPORTUNITIES
   PORTFOLIO.

 The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. In addition, the Amended Contract allows FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract (Present Contract) currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page 39 for more details. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT CONTRACT. (For information on FMR, see the section entitled "Activities and Management of FMR" on page 48.)

 PROPOSED AMENDMENTS TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit 4 on page . Except for the modifications discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page 49.) If approved by shareholders, the Amended Contract will take effect on August 1, 2000 and will remain in effect through July 31, 2001 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 2000 and thereafter only as long as its continuance is approved at least annually as above.

 The management fee is an annual percentage of the fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $426 billion.

 MODIFICATION TO GROUP FEE RATE. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by FMR of $426 billion or less. Above $426 billion in assets under FMR's management, the Group Fee Rate declines under both the Present Contract and the Amended Contact, but under the Amended Contract, it declines faster. Group Fee Rates that are lower than those contained in the fund's Present Contract have been voluntarily implemented by FMR on January 1, 1996 and August 1, 1999.

 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract adds 13 new fee breakpoints for assets under FMR's management above $426 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contracts" beginning on page 50.)

GROUP FEE RATE BREAKPOINTS
PRESENT CONTRACT                            AMENDED CONTRACT

Average Group Assets ($  Present Contract*  Average Group Assets ($  Amended Contract
billions)                                   billions)

Over 390                 .2700%             390 - 426                .2700%

                                            426 - 462                .2650%

                                            462 - 498                .2600%

                                            498 - 534                .2550%

                                            534 - 587                .2500%

                                            587 - 646                .2463%

                                            646 - 711                .2426%

                                            711 - 782                .2389%

                                            782 - 860                .2352%

                                            860 - 946                .2315%

                                            946 - 1,041              .2278%

                                            1,041 - 1,145            .2241%

                                            1,145 - 1,260            .2204%

                                             Over    1,260           .2167%


 The result at various levels of group net assets is illustrated by the table below.

EFFECTIVE ANNUAL GROUP FEE RATES

Group Net Assets ($ billions)  Present Contract*  Amended Contract

 150                           .3371%             .3371%

 200                           .3284%             .3284%

 250                           .3219%             .3219%

 300                           .3163%             .3163%

 350                           .3113%             .3113%

 400                           .3067%             .3067%

 450                           .3026%             .3024%

 500                           .2994%             .2982%

 550                           .2967%             .2942%

 600                           .2945%             .2904%

 650                           .2926%             .2870%

 700                           .2910%             .2838%

 750                           .2896%             .2809%

 800                           .2884%             .2782%

 850                           .2873%             .2756%

 900                           .2863%             .2732%

 950                           .2855%             .2710%

 1,000                         .2847%             .2689%

 1,050                         .2840%             .2669%

 1,100                         .2834%             .2649%

 1,150                         .2828%             .2631%

 1,200                         .2822%             .2614%

 1,250                         .2817%             .2597%

 1,300                         .2813%             .2581%

 1,350                         .2809%             .2566%

 1,400                         .2805%             .2551%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1996 and August 1, 1999.

    Average assets under FMR's management for March 31, 2000 were approximately $888 billion.

 COMPARISON OF MANAGEMENT FEES. For the month ended March 31, 2000,
average assets under management by FMR were approximately    $888
billion. The fund's management fee rate under the Amended Contract, for the month ended March 31, 2000, would have been 0.5738%, compared
to 0.5865% un    der the Present Contract. The management fee rate
remains the same under both the Present Contract and the Amended Contract until assets under FMR's management exceed $426 billion, at which point the management fee rate under the Amended Contract begins to decline relative to the Present Contract.

 The following chart compares the fund's management fee under the
terms of the Present Contract for    fiscal 1999     to the management
fee the fund would have incurred if the Amended Contract had been in effect, and shows the difference between the two as a percentage of the management fee paid under the Present Contract.

GROWTH OPPORTUNITIES PORTFOLIO

Present Contract  Amended Contract

Management Fee*   Management Fee    Percentage Difference

$10,886,003       $10,735,937       (1.38%)

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1996 and August 1, 1999.

 MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended Contract allows FMR and the Trust, on behalf of the fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the Trust, on behalf of the fund, to amend the Management Contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the Trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed modification gives FMR and the Trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees.

 MATTERS CONSIDERED BY THE BOARD

 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees, on July 15, 1999 and October 14, 1999. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month period from September to October 1999 and November to December 1995. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their meetings the Trustees received materials specifically relating to the Amended Contract. These materials included (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, and (iii) the economic outlook and the general investment outlook in the markets in which the fund invests. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost and character of non-investment management services provided by FMR and its affiliates.

 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the fund's shareholders.

 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:

 BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.

 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees review at least annually the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

 EXPENSES. The Board of Trustees and the Independent Trustees considered each classes' expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.

 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.

 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded
(i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule and the proposed modification to the Present Contract's amendment provisions, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval.

7. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR MID CAP PORTFOLIO.

 The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. In addition, the Amended Contract allows FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract (Present Contract) currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page 45 for more details. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT CONTRACT. (For information on FMR, see the section entitled "Activities and Management of FMR" on page 51.)

 PROPOSED AMENDMENTS TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit 5 on page . Except for the modifications discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page 52.) If approved by shareholders, the Amended Contract will take effect on August 1, 2000 and will remain in effect through July 31, 2001 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 2000 and thereafter only as long as its continuance is approved at least annually as above.

 The management fee is an annual percentage of the fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $587 billion.

 MODIFICATION TO GROUP FEE RATE. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by FMR of $587 billion or less. Above $587 billion in assets under FMR's management, the Group Fee Rate declines under both the Present Contract and the Amended Contact, but under the Amended Contract, it declines faster. Group Fee Rates that are lower than those contained in the fund's Present Contract have been voluntarily implemented by FMR on January 1, 1996, and August 1, 1999.

 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract adds nine new fee breakpoints for assets under FMR's management above $587 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contracts" beginning on page 53.)


GROUP FEE RATE BREAKPOINTS
Present Contract                            Amended Contract

Average Group Assets ($  Present Contract*  Average Group Assets ($  Amended Contract
billions)                                   billions)

Over 534                 .2500%             534 - 587                .2500%

                                            587 - 646                .2463%

                                            646 - 711                .2426%

                                            711 - 782                .2389%

                                            782 - 860                .2352%

                                            860 - 946                .2315%

                                            946 - 1,041              .2278%

                                            1,041 - 1,145            .2241%

                                            1,145 - 1,260            .2204%

                                             Over    1,260           .2167%


 The result at various levels of group net assets is illustrated by the table below.

EFFECTIVE ANNUAL GROUP FEE RATES

Group Net Assets ($ billions)  Present Contract*  Amended Contract

 150                           .3371%             .3371%

 200                           .3284%             .3284%

 250                           .3219%             .3219%

 300                           .3163%             .3163%

 350                           .3113%             .3113%

 400                           .3067%             .3067%

 450                           .3024%             .3024%

 500                           .2982%             .2982%

 550                           .2942%             .2942%

 600                           .2905%             .2904%

 650                           .2874%             .2870%

 700                           .2847%             .2838%

 750                           .2824%             .2809%

 800                           .2804%             .2782%

 850                           .2786%             .2756%

 900                           .2770%             .2732%

 950                           .2756%             .2710%

 1,000                         .2743%             .2689%

 1,050                         .2731%             .2669%

 1,100                         .2721%             .2649%

 1,150                         .2711%             .2631%

 1,200                         .2702%             .2614%

 1,250                         .2694%             .2597%

 1,300                         .2687%             .2581%

 1,350                         .2680%             .2566%

 1,400                         .2673%             .2551%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1996 and August 1, 1999.

 Average assets under FMR's management for March 31, 2000 were
approximately    $888     billion.

 COMPARISON OF MANAGEMENT FEES. For the month ended March 31, 2000,
average assets under management by FMR were approximatel   y $888
billion. The fund's management fee rate under the Amended Contract, for the month ended March 31, 2000, would have been 0.5738%, compared
to 0.5773% under     the Present Contract. The management fee rate
remains the same under both the Present Contract and the Amended Contract until assets under FMR's management exceed $587 billion, at which point the management fee rate under the Amended Contract begins to decline relative to the Present Contract.

 The following chart compares the fund's management fee under the
terms of the Present Co   ntract for fiscal 1999 to t    he management
fee the fund would have incurred if the Amended Contract had been in effect, and shows the difference between the two as a percentage of the management fee paid under the Present Contract.

MID CAP PORTFOLIO

Present Contract  Amended Contract

Management Fee*   Management Fee    Percentage Difference

$26,414           $26,332           (0.31%)

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1996 and August 1, 1999.

 MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended Contract allows FMR and the Trust, on behalf of the fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the Trust, on behalf of the fund, to amend the Management Contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the Trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed modification gives FMR and the Trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees.

 MATTERS CONSIDERED BY THE BOARD

 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees, on July 15, 1999 and October 14, 1999. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month period from September to October 1999 and November to December 1995. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their meetings the Trustees received materials specifically relating to the Amended Contract. These materials included (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, and (iii) the economic outlook and the general investment outlook in the markets in which the fund invests. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost and character of non-investment management services provided by FMR and its affiliates.

 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the fund's shareholders.

 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:

 BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.

 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees review at least annually the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

 EXPENSES. The Board of Trustees and the Independent Trustees considered each classes' expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.

 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.

 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded
(i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule and the proposed modification to the Present Contract's amendment provisions, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval.

8. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR U.K. FOR BALANCED PORTFOLIO AND GROWTH OPPORTUNITIES PORTFOLIO.

 In conjunction with its portfolio management responsibilities on behalf of each fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen these relationships, the Board of Trustees proposes that shareholders of each fund approve a new sub-advisory agreement (the Proposed Agreement) among FMR, FMR U.K., and the trust on behalf of each fund to replace FMR's existing agreement with FMR U.K. The Proposed Agreement would allow FMR not only to receive investment advice and research services from FMR U.K., but also would permit FMR to grant FMR U.K. investment management authority if FMR believes it would be beneficial to each fund and its shareholders. In addition, the Proposed Agreement would allow FMR, FMR U.K., and the trust, on behalf of each fund, to modify the Proposed Agreement subject to the requirements of the 1940 Act. The existing sub-advisory agreement currently in effect with FMR U.K. requires the vote of a majority of each fund's outstanding voting securities to authorize all amendments. Because FMR pays all of FMR U.K.'s fees, the Proposed Agreement would not affect the fees paid by each fund to FMR.

 On July 15, 1999, the Board of Trustees agreed to submit the Proposed Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. The Trustees determined that allowing FMR to grant investment management authority to FMR U.K. would provide FMR increased flexibility in the assignment of portfolio managers and give each fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that each fund and its shareholders may benefit from giving FMR, through FMR U.K., the ability to execute portfolio transactions from points in Europe that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable each fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions. With regard to the proposed modification to the existing sub-advisory agreement's amendment provisions, the Trustees considered the benefit to shareholders of FMR's, FMR U.K.'s, and the trust's increased flexibility (within 1940 Act constraints) to amend the agreement without the delays and potential costs of a proxy solicitation.

 If approved by shareholders, the Proposed Agreement will replace the sub-advisory agreement currently in effect with FMR U.K. with respect to each fund (the Current Agreement). The Current Agreement, dated November 18, 1994, was approved by FMR, then sole shareholder of
   each     fund on    November 9, 1994    . A copy of the Proposed
Agreement is attached to this proxy statement as Exhibit 6 on page .

 FMR U.K., with its principal office in London, England, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

 FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and Management of FMR U.K., and FMR Far East and FIJ" on page 56.

  Under the Current Agreement, FMR U.K. acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of each fund. FMR U.K. provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Europe. Under the Current Agreement with FMR U.K., FMR, NOT EACH FUND, pays FMR U.K.'s fee equal to 110% of its costs incurred in connection with the agreement.

 For the fiscal year ended December 31, 1999, FMR paid FMR U.K   .
$12,793 and $110,606,     on behalf of Balanced Portfolio and Growth
Opportunities Portfolio, respectively. Fees paid to the sub-adviser are not reduced to reflect expense reimbursements or fee waivers by FMR, if any, in effect from time to time.

 Although FMR employees are expected to consult regularly with FMR U.K., under the Current Agreement, FMR U.K. has no authority to make investment decisions on behalf of the funds. Under the Proposed Agreement, FMR would continue to receive investment advice from FMR U.K., but it could also grant investment management authority to FMR U.K. with respect to all or a portion of each fund's assets. If FMR U.K. were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in each fund's Prospectus or other governing instruments and such other limitations as each fund may impose by notice in writing to FMR or FMR U.K. If FMR grants investment management authority to FMR U.K. with respect to all or a portion of the fund's assets, FMR U.K. would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the Proposed Agreement would authorize FMR to delegate other investment management services to FMR U.K., including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of each fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR U.K. would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of each fund.

 The Proposed Agreement would also allow FMR, FMR U.K., and the trust, on behalf of each fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Current Agreement explicitly requires the vote of a majority of the outstanding voting securities of each fund to authorize all amendments. Generally, the proposed modification to the Current Agreement's amendment provisions would allow amendment of the sub-advisory agreement without shareholder vote ONLY IF THE 1940 ACT SO PERMITS. In short, the proposed modification gives FMR, FMR U.K., and the trust added flexibility to amend the sub-advisory agreement subject to 1940 Act constraints. Of course, any future amendments to the sub-advisory agreement would require the approval of the Board of Trustees.

 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY EACH FUND. The fees paid by FMR to FMR U.K. for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR U.K., FMR would pay FMR U.K. 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR U.K. for investment management and portfolio execution services.

 If approved by shareholders, the Proposed Agreement would take effect on the first day of the first month following approval and would continue in force until July 31, 2001 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of each fund.

 The Proposed Agreement could be transferred to a successor of FMR U.K. without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.

 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Proposed Agreement is approved by shareholders, the Proposed Agreement will take effect on the first day of the first month following approval. With respect to each fund, if the Proposed Agreement is not approved, the Current Agreement with FMR U.K. will remain in effect.

9. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR U.K. FOR GROWTH & INCOME PORTFOLIO.

 In conjunction with its portfolio management responsibilities on behalf of the fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen these relationships, the Board of Trustees proposes that shareholders of the fund approve a new sub-advisory agreement (the Proposed Agreement) among FMR, FMR U.K., and the trust on behalf of the fund to replace FMR's existing agreement with FMR U.K. The Proposed Agreement would allow FMR not only to receive investment advice and research services from FMR U.K., but also would permit FMR to grant FMR U.K. investment management authority if FMR believes it would be beneficial to the fund and its shareholders. In addition, the Proposed Agreement would allow FMR, FMR U.K., and the trust, on behalf of the fund, to modify the Proposed Agreement subject to the requirements of the 1940 Act. The existing sub-advisory agreement currently in effect with FMR U.K. requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. Because FMR pays all of FMR U.K.'s fees, the Proposed Agreement would not affect the fees paid by the fund to FMR.

 On July 15, 1999, the Board of Trustees agreed to submit the Proposed Agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. The Trustees determined that allowing FMR to grant investment management authority to FMR U.K. would provide FMR increased flexibility in the assignment of portfolio managers and give the fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that the fund and its shareholders may benefit from giving FMR, through FMR U.K., the ability to execute portfolio transactions from points in Europe that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable the fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions. With regard to the proposed modification to the existing sub-advisory agreement's amendment provisions, the Trustees considered the benefit to shareholders of FMR's, FMR U.K.'s, and the trust's increased flexibility (within 1940 Act constraints) to amend the agreement without the delays and potential costs of a proxy solicitation.

 If approved by shareholders, the Proposed Agreement will replace the sub-advisory agreement currently in effect with FMR U.K. with respect to the fund (the Current Agreement). The Current Agreement, dated January 1, 1997, was approved by FMR, then sole shareholder of the fund on De cember 30, 1996. A cop y of the Proposed Agreement is attached to this proxy statement as Exhibit 7 on page .

 FMR U.K., with its principal office in London, England, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

 FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and Management of FMR U.K., and FMR Far East and FIJ" on page 58.

  Under the Current Agreement, FMR U.K. acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR U.K. provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Europe. Under the Current Agreement with FMR U.K., FMR, NOT THE FUND, pays FMR U.K.'s fee equal to 110% of its costs incurred in connection with the agreement.

 For the fiscal year ended December 31, 1999, FMR paid FMR U.K.
$27,334 on be    half of Growth and Income Portfolio. Fees paid to the
sub-adviser are not reduced to reflect expense reimbursements or fee waivers by FMR, if any, in effect from time to time.

 Although FMR employees are expected to consult regularly with FMR U.K., under the Current Agreement, FMR U.K. has no authority to make investment decisions on behalf of the funds. Under the Proposed Agreement, FMR would continue to receive investment advice from FMR U.K., but it could also grant investment management authority to FMR U.K. with respect to all or a portion of the fund's assets. If FMR U.K. were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in the fund's Prospectus or other governing instruments and such other limitations as the fund may impose by notice in writing to FMR or FMR U.K. If FMR grants investment management authority to FMR U.K. with respect to all or a portion of the fund's assets, FMR U.K. would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the Proposed Agreement would authorize FMR to delegate other investment management services to FMR U.K., including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of the fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR U.K. would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of the fund.

 The Proposed Agreement would also allow FMR, FMR U.K., and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Current Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Current Agreement's amendment provisions would allow amendment of the sub-advisory agreement without shareholder vote ONLY IF THE 1940 ACT SO PERMITS. In short, the proposed modification gives FMR, FMR U.K., and the trust added flexibility to amend the sub-advisory agreement subject to 1940 Act constraints. Of course, any future amendments to the sub-advisory agreement would require the approval of the Board of Trustees.

 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY THE FUND. The fees paid by FMR to FMR U.K. for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR U.K., FMR would pay FMR U.K. 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR U.K. for investment management and portfolio execution services.

 If approved by shareholders, the Proposed Agreement would take effect on the first day of the first month following approval and would continue in force until July 31, 2001 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.

 The Proposed Agreement could be transferred to a successor of FMR U.K. without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.

 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to the fund, if the Proposed Agreement is approved by shareholders, the Proposed Agreement will take effect on the first day of the first month following approval. With respect to the fund, if the Proposed Agreement is not approved, the Current Agreement with FMR U.K. will remain in effect.

10. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR FAR EAST FOR
    BALANCED PORTFOLIO AND GROWTH OPPORTUNITIES PORTFOLIO.

 In conjunction with its portfolio management responsibilities on behalf of each fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen these relationships, the Board of Trustees proposes that shareholders of each fund approve a new sub-advisory agreement (the Proposed Agreement) among FMR, FMR Far East, and the trust, on behalf of each fund to replace FMR's existing agreement with FMR Far East. The Proposed Agreement would allow FMR not only to receive investment advice and research services from FMR Far East, but also would permit FMR to grant FMR Far East investment management authority if FMR believes it would be beneficial to each fund and its shareholders. In addition, the Proposed Agreement would allow FMR, FMR Far East, and the trust, on behalf of each fund, to modify the Proposed Agreement subject to the requirements of the 1940 Act. The existing sub-advisory agreement currently in effect with FMR Far East requires the vote of a majority of each fund's outstanding voting securities to authorize all amendments. Because FMR pays all of FMR Far East's fees, the Proposed Agreement would not affect the fees paid by each fund to FMR.

 On July 15, 1999, the Board of Trustees agreed to submit the Proposed Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. The Trustees determined that allowing FMR to grant investment management authority to FMR Far East would provide FMR increased flexibility in the assignment of portfolio managers and give each fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that each fund and its shareholders may benefit from giving FMR, through FMR Far East, the ability to execute portfolio transactions from points in the Far East that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable each fund to participate more readily in full trading sessions on foreign exchanges and to react more quickly to changing market conditions. With regard to the proposed modification to the existing sub-advisory agreement's amendment provisions, the Trustees considered the benefit to shareholders of FMR's, FMR Far East's, and the trust's increased flexibility (within 1940 Act constraints) to amend the agreement without delays and potential costs of a proxy solicitation.

 If approved by shareholders, the Proposed Agreement will replace the sub-advisory agreement currently in effect with FMR Far East with respect to each fund (the Current Agreement). The Current Agreement, dated November 18, 1994, was approved by FMR, then sole shareholder of
   each     fund on    November 9, 1994    . A copy of the Proposed
Agreement is attached to this proxy statement as Exhibit 8 on page .

 FMR Far East, with its principal office in Tokyo, Japan, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

 FMR Far East may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR Far East, Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR Far East, see the section entitled "Activities and Management of FMR U.K. and FMR Far East and FIJ" on page 60.

  Under the Current Agreement, FMR Far East acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of each fund. FMR Far East provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East. Under the current Agreement with FMR Far East, FMR, NOT EACH FUND, pays FMR Far East's fee equal to 105% of its costs incurred in connection with the agreement.

 For the fiscal year ended December 31, 1999, FMR paid FMR Far Eas   t
$7,926 and $68,225, o    n behalf of Balanced Portfolio and Growth
Opportunities, respectively. Fees paid to the sub-adviser are not reduced to reflect expense reimbursements or fee waivers by FMR, if any, in effect from time to time.

 Although FMR employees are expected to consult regularly with FMR Far East, under the Current Agreement, FMR Far East has no authority to make investment decisions on behalf of the funds. Under the Proposed Agreement, FMR would continue to receive investment advice from FMR Far East, but it could also grant investment management authority to FMR Far East with respect to all or a portion of each fund's assets. If FMR Far East were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in each fund's Prospectus or other governing instruments and such other limitations as each fund may impose by notice in writing to FMR or FMR Far East. If FMR grants investment management authority to FMR Far East with respect to all or a portion of the fund's assets, FMR Far East would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the Proposed Agreement would authorize FMR to delegate other investment management services to FMR Far East, including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of each fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR Far East would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of each fund.

 The Proposed Agreement would also allow FMR, FMR Far East, and the trust, on behalf of each fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Current Agreement explicitly requires the vote of a majority of the outstanding voting securities of each fund to authorize all amendments. Generally, the proposed modification to the Current Agreement's amendment provisions would allow amendment of the sub-advisory agreement without shareholder vote ONLY IF THE 1940 ACT SO PERMITS. In short, the proposed modification gives FMR, FMR Far East, and the trust added flexibility to amend the sub-advisory agreement subject to 1940 Act constraints. Of course, any future amendments to the sub-advisory agreement would require the approval of the Board of Trustees.

 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY EACH FUND. The fees paid by FMR to FMR Far East for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR Far East, FMR would pay FMR Far East 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR Far East for investment management and portfolio execution services.

 If approved by shareholders, the Proposed Agreement would take effect on the first day of the first month following approval and would continue in force until July 31, 2001 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of each fund.

 The Proposed Agreement could be transferred to a successor of FMR Far East without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.

 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Proposed Agreement is approved by shareholders, the Proposed Agreement will take effect on the first day of the first month following approval. With respect to each fund, if the Proposed Agreement is not approved, the Current Agreement with FMR Far East will remain in effect.

11. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR FAR EAST FOR
    GROWTH & INCOME PORTFOLIO.

 In conjunction with its portfolio management responsibilities on behalf of the fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen these relationships, the Board of Trustees proposes that shareholders of the fund approve a new sub-advisory agreement (the Proposed Agreement) among FMR, FMR Far East, and the trust, on behalf of the fund to replace FMR's existing agreement with FMR Far East. The Proposed Agreement would allow FMR not only to receive investment advice and research services from FMR Far East, but also would permit FMR to grant FMR Far East investment management authority if FMR believes it would be beneficial to the fund and its shareholders. In addition, the Proposed Agreement would allow FMR, FMR Far East, and the trust, on behalf of the fund, to modify the Proposed Agreement subject to the requirements of the 1940 Act. The existing sub-advisory agreement currently in effect with FMR Far East requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. Because FMR pays all of FMR Far East's fees, the Proposed Agreement would not affect the fees paid by the fund to FMR.

 On July 15, 1999, the Board of Trustees agreed to submit the Proposed Agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. The Trustees determined that allowing FMR to grant investment management authority to FMR Far East would provide FMR increased flexibility in the assignment of portfolio managers and give the fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that the fund and its shareholders may benefit from giving FMR, through FMR Far East, the ability to execute portfolio transactions from points in the Far East that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable the fund to participate more readily in full trading sessions on foreign exchanges and to react more quickly to changing market conditions. With regard to the proposed modification to the existing sub-advisory agreement's amendment provisions, the Trustees considered the benefit to shareholders of FMR's, FMR Far East's, and the trust's increased flexibility (within 1940 Act constraints) to amend the agreement without delays and potential costs of a proxy solicitation.

 If approved by shareholders, the Proposed Agreement will replace the sub-advisory agreement currently in effect with FMR Far East with respect to the fund (the Current Agreement). The Current Agreement,
dated    January 1, 1997, was     approved by FMR, then sole
shareholder of the fund on    December 30, 1996.     A copy of the
Proposed Agreement is attached to this proxy statement as Exhibit 9 on page .

 FMR Far East, with its principal office in Tokyo, Japan, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

 FMR Far East may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR Far East, Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR Far East, see the section entitled "Activities and Management of FMR U.K. and FMR Far East and FIJ" on page 62.

  Under the Current Agreement, FMR Far East acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR Far East provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East. Under the current Agreement with FMR Far East, FMR, NOT THE FUND, pays FMR Far East's fee equal to 105% of its costs incurred in connection with the agreement.

 For the fiscal year ended December 31, 1999, FMR paid FMR Far Ea   st
$16,748 on     behalf of Growth & Income. Fees paid to the sub-adviser
are not reduced to reflect expense reimbursements or fee waivers by FMR, if any, in effect from time to time.

 Although FMR employees are expected to consult regularly with FMR Far East, under the Current Agreement, FMR Far East has no authority to make investment decisions on behalf of the funds. Under the Proposed Agreement, FMR would continue to receive investment advice from FMR Far East, but it could also grant investment management authority to FMR Far East with respect to all or a portion of the fund's assets. If FMR Far East were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in the fund's Prospectus or other governing instruments and such other limitations as the fund may impose by notice in writing to FMR or FMR Far East. If FMR grants investment management authority to FMR Far East with respect to all or a portion of the fund's assets, FMR Far East would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the Proposed Agreement would authorize FMR to delegate other investment management services to FMR Far East, including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of the fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR Far East would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of the fund.

 The Proposed Agreement would also allow FMR, FMR Far East, and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Current Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Current Agreement's amendment provisions would allow amendment of the sub-advisory agreement without shareholder vote ONLY IF THE 1940 ACT SO PERMITS. In short, the proposed modification gives FMR, FMR Far East, and the trust added flexibility to amend the sub-advisory agreement subject to 1940 Act constraints. Of course, any future amendments to the sub-advisory agreement would require the approval of the Board of Trustees.

 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY THE FUND. The fees paid by FMR to FMR Far East for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR Far East, FMR would pay FMR Far East 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR Far East for investment management and portfolio execution services.

 If approved by shareholders, the Proposed Agreement would take effect on the first day of the first month following approval and would continue in force until July 31, 2001 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.

 The Proposed Agreement could be transferred to a successor of FMR Far East without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.

 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If the Proposed Agreement is approved by shareholders, the Proposed Agreement will take effect on the first day of the first month following approval. If the Proposed Agreement is not approved, the Current Agreement with FMR Far East will remain in effect.

12. TO MODIFY BALANCED PORTFOLIO'S FUNDAMENTAL INVESTMENT OBJECTIVE AND ELIMINATE A FUNDAMENTAL INVESTMENT POLICY OF THE FUND.

 The Board of Trustees has approved, and recommends that shareholders
of Balanced Portfolio approve, modif   ications to     the fund's
fundamental investment objective and    elimination of     a
fundamental investment policy. The fund's fundamental investment objective and a fundamental investment policy currently reads as follows:

 "Balanced Portfolio seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities with income, growth of income, and capital appreciation potential."

 If the proposal is approved, the fund's fundamental investment objective would read as follows (deleted language is [bracketed];
added language is underlined):

 "Balanced Portfolio seeks [both] income and capital growth [of capital] consistent with reasonable risk [by investing in a diversified portfolio of equity and fixed-income securities with income, growth of income, and capital appreciation potential]."

 Because the fund's investment objective and the foregoing investment policy are fundamental, they cannot be modified or eliminated without shareholder approval.

 DISCUSSION OF PROPOSED MODIFICATIONS. Modifying the fund's fundamental investment objective and eliminating the foregoing fundamental investment policy will allow the fund to more clearly communicate its investment objective and investment strategies by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its
fundamental policy regarding diversification    (see proposal 13)
and its existing non-fundamental policy of investing approximately 60% of its assets in stocks and other equity securities and the remainder in bonds and other debt securities. Pursuant to current fundamental policy, the fund is "diversified" as defined in the Investment Company Act of 1940, which means that, with respect to at least 75% of its total assets, (a) no more than 5% of its total assets are invested in the securities of a single issuer and (b) the fund owns no more than 10% of the outstanding voting securities of such issuer.

 Fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies, however, are still subject to the supervision of the Board of Trustees. Modifying the fund's fundamental investment objective and eliminating the fundamental policy as proposed are not expected to materially affect the way the fund is managed.

 CONCLUSION. The Board of Trustees has concluded that modifying the fund's fundamental investment objective and eliminating the fundamental policy as described above are in the best interests of the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the changes will become effective when disclosure is revised to reflect them. If the approval is not approved by the fund's shareholders, the fund's current fundamental investment objective and policy discussed above will not change.

ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS

 The primary purpose of Proposals 13, 14, and 15 is to revise several of the funds' investment limitations to conform to limitations which are standard for similar types of funds managed by FMR. The Board of Trustees asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations. Generally, when fundamental limitations are eliminated, Fidelity's standard non-fundamental limitations replace them. By making these limitations non-fundamental, the Board of Trustees may amend a limitation as they deem appropriate, without seeking shareholder approval. The Board of Trustees would amend the limitations to respond, for instance, to developments in the marketplace, or changes in federal or state law. The costs of shareholder meetings called for these purposes are generally borne by a fund and its shareholders.

 It is not anticipated that these proposals will substantially affect the way a fund is currently managed. However, FMR is presenting them to you for your approval because FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of a new or revised limitation is not likely to have any impact on the current investment techniques employed by a fund, it will contribute to the overall objectives of standardization.

13. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
    DIVERSIFICATION TO EXCLUDE "SECURITIES OF OTHER INVESTMENT
    COMPANIES" FROM THE LIMITATION FOR BALANCED PORTFOLIO, GROWTH & INCOME PORTFOLIO, AND GROWTH OPPORTUNITIES PORTFOLIO.

 Balanced Portfolio's, Growth & Income Portfolio's, and Growth
Opportunities Portfolio's current fundamental investment limitation concerning diversification states:

 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer."

 The Trustees recommend that shareholders of each fund vote to replace the fund's fundamental investment limitation with the following amended fundamental investment limitation governing diversification (additional language is underlined):

 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."

 The primary purpose of the proposal is to exclude securities of other investment companies from each fund's fundamental diversification limitation. Subject to the restrictions in the Investment Company Act of 1940 and each fund's other investment policies and limitations, the fund would be able to invest without limit in securities of other investment companies. The 1940 Act permits a fund to invest all or a portion of its assets in other affiliated investment companies subject to restrictions on the level of its investments and on the
fees charged.     In addition, FMR has received exemptive orders from
the Securities and Exchange Commission (SEC) permitting a fund to
invest in affiliated    investment companies subject to different
restrictions on the level of its investment and the fees charged.

 Currently under an exemptive order    from the SEC, FMR may invest in
money market or short-term bond funds managed by FMR or an affiliate subject to the following restrictions: 1) up to 25% of each fund's total assets for cash management purposes, and 2) without limit its
cash collateral from securities lending.     Each fund currently
invests in such a money market fund for cash management purposes and
to    invest its cash collateral from securities lending.

 If the proposal is approved, each fu   nd could invest more
significantly in other investment companies without being subject to the fund's diversification restrictions. For example, each fund could invest more cash collateral (greater than 25% of its total assets) from securities lending in a money market fund managed by FMR or an affiliate. In addition if the proposal is approved, each fund could invest more than 25% of its total assets in another investment company
rat    her than invest directly in securities if such investment
company followed the same investment strategy as each fund for t   hat
portion of its assets. The Trustees would permit this type of structure if they determined that such an investment strategy was in the best interest of the fund and its shareholders. FMR and the Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies or other benefits. At present, the Trustees have not considered any specific proposal to invest in such a manner.

 If this proposal is approved, each fund's amended fundamental diversification limitation cannot be changed without the approval of the shareholders.

 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current fundamental diversification limitation will not change.

14. TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING UNDERWRITING.

 Each fund's current fundamental investment limitation concerning underwriting states:

 "The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities."

 The Trustees recommend that shareholders of each fund vote to replace this limitation with the following fundamental investment limitation governing underwriting (additional language is ((underlined))):

 "The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities ((or in connection with investments in other investment companies.))"

 The primary purpose of the proposal is to clarify that each fund is not prohibited from investing in other investment companies, if as a result of such investment, each fund is technically considered an underwriter under federal securities laws.

 The proposal also serves to conform each fund's fundamental investment limitation concerning underwriting to a limitation which is expected to become standard for all funds managed by FMR or its affiliates. If the proposal is approved, the new limitation may not be changed without the approval of shareholders.

 Adoption of the proposed limitation concerning underwriting is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the securities or instruments in which each fund invests.

 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.

15. TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY.

 Each fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:

 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry."

 The Trustees recommend that shareholders of each fund vote to replace this fundamental investment limitation with the following amended fundamental investment limitation governing concentration (additional language is ((underlined))):

 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, ((or securities of other investment companies))) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry."

 The primary purpose of the proposal is to explicitly exclude investment companies from the each fund's fundamental concentration limitation.

 FMR does not believe that investment companies should be treated as an industry for purposes of each fund's fundamental concentration limitation. Significant investments in investment companies do not expose each fund to the risk of any specific industry like significant investments in a industry such as financial services or real estate would.

 The proposal also serves to conform each fund's fundamental investment limitation concerning concentration to a limitation which is expected to become standard for all funds managed by FMR or its affiliates. If the proposal is approved, the new limitation may not be changed without the approval of shareholders.

 Adoption of the proposed limitation concerning concentration is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the securities or instruments
in which ea   ch fund invests. Adoption of the proposed limitation
concerning concentration is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the securities or instruments in which each fund invests because currently, if each fund were to invest in open-end investment companies managed by FMR or an affiliate, FMR would treat the issuer of the underlying securities held by such open-end investment company as the issuer of the security for purposes of each fund's fundamental concentration limitation.

 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.

OTHER BUSINESS

 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMR

 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to Balanced Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in
Exhibit 10 beginning on page .

 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; Peter S. Lynch, Vice Chairman; and Abigail P. Johnson, Senior Vice President. With the exception of Ms. Johnson, each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, Ms. Johnson, John H. Costello, Matthew N. Karstetter, Maria F. Dwyer, Eric D. Roiter, Robert A. Dwight, Robert A. Lawrence, Richard A. Spillane Jr., John D. Avery, Bettina Doulton, David Felman, and Kevin E. Grant are currently officers of the trust and officers or employees of FMR or FMR Corp.
   A    ll of these persons hold or have options to acquire stock of
FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d and Ms. Abigail
P. Johnson's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

 During the period January 1, 1999 through March 31, 2000, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.

ACTIVITIES AND MANAGEMENT OF FIMM

 FIMM is a wholly owned subsidiary of FMR formed in 1997 to provide portfolio management services to certain Fidelity funds and investment advice with respect to fixed-income instruments.

 Funds with investment objectives similar to Balanced Portfolio for which FMR has entered into a sub-advisory agreement with FIMM, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 10 beginning on page
 .

 The Directors of FIMM are Edward C. Johnson 3d, Chairman, and Robert
C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and of other funds advised by FMR; Chairman, Chief Executive Officer, President, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; a Director of FMR; and Chairman and Director of FMR U.K. and FMR Far East. In addition, Mr. Pozen is Senior Vice President and a Trustee of other funds advised by FMR; a Director of FMR Corp.; Director of FMR; and President and Director of FMR U.K. and FMR Far East. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

ACTIVITIES AND MANAGEMENT OF FMR U.K., FMR FAR EAST AND FIJ

 FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide research and investment advice with respect to companies based outside the United States for certain funds for which FMR acts as investment adviser. FMR may grant FMR U.K. and FMR Far East investment management authority as well as authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to a fund. FIJ is a wholly owned subsidiary of Fidelity International Limited, organized in Japan in 1986 to provide research and investment recommendations with respect to companies primarily based in Japan and other parts of Asia.

 Funds with investment objectives similar to Balanced Portfolio, Growth & Income Portfolio, and Growth Opportunities Portfolio managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 10 beginning on page .

 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and Robert C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and other funds advised by FMR; Chairman and a Director of FIMM; Chairman, Chief Executive Officer, President, and a Director of FMR Corp., and a Director and Chairman of the Board and of the Executive Committee of FMR. In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; President and a Director of FMR; and President and a Director of FIMM. Each of the Directors is a stock holder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

 The Directors of FIJ are Billy Wilder, President, Simon Haslam, Edward C. Johnson 3d, Noboru Kawai, Yasuo Kuramoto, Tetsuzo Nishimura, Takeshi Okazaki, and Hiroshi Yamashita. With the exception of Mr. Edward C. Johnson 3d, the principal business address of each of the Directors is Shiroyama JT Mori Building, 4-3-1 Toranomon, Minato-ku, Tokyo 105, Japan. The principal business address of Mr. Edward C. Johnson 3d is 82 Devonshire Street, Boston, Massachusetts 02109.

PRESENT MANAGEMENT CONTRACTS

 Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.

 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract described in proposals 4, 5, 6 and 7.

 In addition to the management fee payable to FMR, each class pays transfer agent fees to Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR. Each fund pays pricing and bookkeeping fees to FSC, an affiliate of FMR, on behalf of each class of the fund. Although each fund's current management contract provides that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of each fund has entered into a revised transfer agent agreement with FSC, pursuant to which FIIOC bears the costs of providing these services to existing shareholders of the applicable classes. Other expenses paid by each fund include interest, taxes, brokerage commissions, and each fund's proportionate share of insurance premiums and Investment Company Institute dues. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

 Transfer agent fees    and pricing and bookkeeping fees    ,
including reimbursement for out-of-pocket expenses, paid to FIIOC and FSC by the applicable class for fiscal 1999 are presented in the table below.


Fund                            Transfer Agent Fees  Pricing and  Bookkeeping Fees

Balanced Portfolio              $ 236,669            $ 162,243

Growth & Income Portfolio       $ 884,058            $ 446,583

Growth Opportunities Portfolio  $ 1,224,961          $ 586,991

Mid Cap Portfolio               $ 4,287              $ 60,000



 FSC also received fees for administering each fund's securities lending program. Securities lending costs are based on the number and duration of individual securities loans. Securities lending costs for fiscal 1999 for Balanced Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio were $11, $1, $2 and $0, respectively.

 Each fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the class, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

 FMR is the manager of Balanced Portfolio and Growth Opportunities Portfolio pursuant to management contracts dated November 18, 1994, which were approved by FMR, as the then sole shareholder of
   each     fund on    November 9, 1994    . FMR is the manager of
Growth & Income Portfolio pursuant to a management contract dated January 1, 1997, which was approved by FMR, as the then sole
shareholder of the fund on D   ecember 30, 1996.     FMR is the
manager of Mid Cap Portfolio pursuant to a management contract dated November 19, 1998, which was approved by FMR, as the then sole shareholder of the fund, prior to commencement of operations.

 For the services of FMR under each management contract, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

 The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $826 billion of group net assets - the approximate level for December 31, 1999 - was 0.2768%, which is the weighted average of the respective fee rates for each level of group net assets up to $826 billion.

 On August 1, 1999 and January 1, 1996, FMR voluntarily modified the breakpoints in the group fee rate schedule. The revised group fee rate schedule, depicted below, provides for lower management fee rates as FMR's assets under management increase.


GROUP FEE RATE SCHEDULE                                EFFECTIVE ANNUAL FEE RATES

Average Group Assets                  Annualized Rate  Group Net Assets  Effective Annual Fee Rate

 0                    -   $3 billion   .5200%           $1 billion        .5200%

 3                    -   6            .4900             50               .3823

 6                    -   9            .4600             100              .3512

 9                    -   12           .4300             150              .3371

 12                   -   15           .4000             200              .3284

 15                   -   18           .3850             250              .3219

 18                   -   21           .3700             300              .3163

 21                   -   24           .3600             350              .3113

 24                   -   30           .3500             400              .3067

 30                   -   36           .3450             450              .3024

 36                   -   42           .3400             500              .2982

 42                   -   48           .3350             550              .2942

 48                   -   66           .3250             600              .2904

 66                   -   84           .3200             650              .2870

 84                   -   102          .3150             700              .2838

 102                  -   138          .3100             750              .2809

 138                  -   174          .3050             800              .2782

 174                  -   210          .3000             850              .2756

 210                  -   246          .2950             900              .2732

 246                  -   282          .2900             950              .2710

 282                  -   318          .2850            1,000             .2689

 318                  -   354          .2800            1,050             .2669

 354                  -   390          .2750            1,100             .2649

 390                  -   426          .2700            1,150             .2631

 426                  -   462          .2650            1,200             .2614

 462                  -   498          .2600            1,250             .2597

 498                  -   534          .2550            1,300             .2581

 534                  -   587          .2500            1,350             .2566

 587                  -   646          .2463            1,400             .2551

 646                  -   711          .2426

 711                  -   782          .2389

 782                  -   860          .2352

 860                  -   946          .2315

 946                  -   1,041        .2278

 1,041                -   1,145        .2241

 1,145                -   1,260        .2204

 Over                     1,260        .2167


 The individual fund fee rate for Balanced Portfolio and Growth & Income Portfolio is 0.20%. Balanced Portfolio's individual fund fee rate was voluntarily reduced to 0.15% by FMR on July 1, 1996. The individual fund fee rate for Growth Opportunities Portfolio and Mid Cap Portfolio is 0.30%. Based on the average group net assets of the funds advised by FMR for December 31, 1999, each fund's annual management fee rate would be calculated as follows:


Fund                            Group Fee Rate     Individual Fund Fee Rate     Management Fee Rate

Balanced Portfolio              0.2768%         +  0.15%                     =   0.4268%*

Growth & Income Portfolio       0.2768%         +  0.20%                     =   0.4768%

Growth Opportunities Portfolio  0.2768%         +  0.30%                     =   0.5768%

Mid Cap Portfolio               0.2768%         +  0.30%                     =   0.5768%



   * If the voluntary reduction effective July 1, 1996 were not in effect, the total management fee rate in this example would have been 0.4768%.

 One-twelfth of this annual management fee rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.

 During fiscal 1999, FMR received $1,522,322, $6,383,024, $10,735,937 and $26,332 for its services as investment adviser to Balanced Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio, respectively. These fee s are eq uivalent to 0.43%, 0.48%, 0.58%, and 0.57%, respectively, of the average net assets of each fund.

 FMR may, from time to time, voluntarily agree to reimburse all or a portion of each class's total operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. These arrangements can discontinued by FMR at any time.

 FMR has voluntarily agreed, subject to revision or discontinuance, to reimburse each class of the funds to the extent that its total operating expenses, as a percentage of its respective average net assets exceed the following rates:

Fund                            Initial Class  Service Class  Service Class 2

Balanced Portfolio              1.50%          1.60%          1.75%

Growth & Income Portfolio       1.00%          1.10%          1.25%

Growth Opportunities Portfolio  1.50%          1.60%          1.75%

Mid Cap Portfolio               1.00%          1.10%          1.25%

SUB-ADVISORY AGREEMENTS

 On behalf of Balanced Portfolio, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM chooses certain investments
for Balanced Portfolio. The sub-advisory agreement    is     dated
January 1, 1999   .

 Under the sub-advisory agreement, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with the fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to
time. For the fiscal year ended 1999, FMR paid FIMM fees    of
$761,161,     on behalf of Balanced Portfolio.

 On behalf of Balanced Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. On behalf of the funds, FMR may also grant FMR U.K. and FMR Far East investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds. Balanced Portfolio's and Growth Opportunities Portfolio's sub-advisory agreements, dated November 18, 1994, were approved by FMR as sole
shareholder of each fund on    November 9, 1994    . Growth & Income
Portfolio's sub-advisory agreement, dated January 1, 1997, was
approved by FMR as sole shareholder of the fund on D   ecember 30,
1996    . Mid Cap Portfolio's sub-advisory agreement, dated November
19, 1998, was approved by FMR as the then sole shareholder of the fund prior to commencement of operations.

 Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.

 FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.

 For providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal
to    50    % of its monthly management fee rate with respect to each
fund's average net assets managed by the sub-adviser on a discretionary basis.

 For providing investment advice and research services, on behalf of each fund, the fees paid to the sub-advisers for the fiscal year ended 1999 were as follows:

                                FMR U.K.   FMR Far East

Balanced Portfolio              $ 12,793   $ 7,926

Growth & Income Portfolio       $ 27,334   $ 16,748

Growth Opportunities Portfolio  $ 110,606  $ 68,225

Mid Cap Portfolio               $ 118      $ 69

 For providing discretionary investment management and executing portfolio transactions on behalf of the funds, no fees were paid to FMR U.K. or FMR Far East by FMR for fiscal 1999.

PORTFOLIO TRANSACTIONS

 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.

 FMR may place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (Japan), LLC31
(FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

 The brokerage commissions paid to NFSC by each fund for fiscal 1999 are listed in the following table:

                                Brokerage Commissions Paid to
                                NFSC

Balanced Portfolio              $ 23,744

Growth & Income Portfolio       $ 93,221

Growth Opportunities Portfolio  $ 107,749

Mid Cap Portfolio               $ 591

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston,
Massachusetts 02109.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

 Please advise the trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, MA 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.


EXHIBIT 1

The language to be added to the current Declaration of Trust is ((underlined)), and the language to be deleted is set forth in [brackets]. Headings that were underlined in the trust's current
Declaration of Trust remain underlined in this Exhibit.

FORM OF
AMENDED AND RESTATED DECLARATION OF TRUST
((VARIABLE INSURANCE PRODUCTS    FUND     III))
DATED [JULY 14, 1994] ((_________________

 AMENDED AND RESTATED DECLARATION OF TRUST, made [July 14, 1994] ((, 2000 by each of the Trustees whose signature is affixed hereto)) (the "Trustees").

 WHEREAS, the Trustees desire to ((amend and restate this Declaration of Trust for the sole purpose of supplementing the Declaration of Trust to incorporate amendments duly adopted)); ((and))

 WHEREAS, ((this trust was initially made on July 14, 1994 by)) Edward
C. Johnson 3d, J. Gary Burkhead, and Gary L. French ((in order)) to establish a trust [fund] for the investment and reinvestment of funds contributed thereto; and

 NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust [fund] hereunder shall be held and managed in [T]((t))rust under this ((Amended and Restated)) Declaration of Trust as herein set forth below.

ARTICLE I
NAME AND DEFINITIONS

NAME

 [Section 1] ((SECTION 1)). This Trust shall be known as "Variable
Insurance Products    Fund     III."

DEFINITIONS

 [Section 2] ((SECTION 2)). Wherever used herein, unless otherwise required by the context or specifically provided:

  (a) The [T]((t))erms"Affiliated Person((,))"[,] "Assignment((,))"[,] "Commission((,))"[,] "Interested Person((,))"[,] "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable)((,)) and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as ((modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder)) [amended from time to time];

  (b) (("Bylaws" shall mean the bylaws of the Trust, if any, as amended from time to time;))

  (c) (("Class" refers to the class of Shares of a Series of the Trust established in accordance with the provisions of Article III;))

  (d) (("Declaration of Trust" means this Amended and Restated
Declaration of Trust, as further amended or restated, from time to time;))

  (((e))) [(c)] "Net Asset Value" means the net asset value of each Series of the Trust ((or Class thereof determined in the manner provided in Article X, Section 3;

   (d)] "Shareholder" means a record owner of Shares of the Trust;

  (((g))) [(f)] "Shares" means the equal proportionate transferable units of interest into which the beneficial interest of the Trust or each Series shall be divided from time to time, including such [c]((C))lass or [c]((C))lasses of Shares as the Trustees may from time to time create and establish and including fractions of Shares as well as whole Shares as consistent with the requirements of Federal and/or state securities laws; [and]

  (h) "Series" refers to [any] series of Shares of the Trust established in accordance with the provisions of Article III [.];

  (((i))) [(b)] [The] "Trust" refers to Variable Insurance Products
   Fund     III and reference to the Trust, when applicable to one or
more Series of the Trust, shall refer to any such Series;

  (((j))) [(e)] [The] "Trustees" refer to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustee or trustees; ((and))

  (((k))) (g)] [The] "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time((.)) [; and]

ARTICLE II
PURPOSE OF TRUST

 The purpose of this Trust is to provide investors a continuous source of managed investment in securities.

ARTICLE III
BENEFICIAL INTEREST

SHARES OF BENEFICIAL INTEREST

 [Section 1]((Section 1)). The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series or [c]((C))lasses ((of Series)) as the Trustees shall((,)) from time to time((,)) create and establish. The number of ((authorized)) Shares ((of each Series, and Class thereof,)) is unlimited((.)) [and] [e]Each Share shall be without par value and shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion((, and without obtaining any prior authorization or vote of the Shareholders [or] of any Series or [c]((C))lass of [Shareholders of] the Trust[,] (((a))) to create and establish (and to change in any manner) Shares or any Series or [c]((C))lasses thereof with such preferences, voting powers, rights((,)) and privileges as the Trustees may((,)) from time to time((,)) determine[,]((;)) (((b))) to divide or combine the Shares or any Series or [c]((C))lasses thereof into a greater or lesser number[,]((;)) (((c))) to classify or reclassify any issued Shares [or any Series or classes thereof] into one or more Series or [c]((C))lasses of Shares[,]((;)) (((d))) to abolish any one or more Series or [c]((C))lasses of Shares[,]((;)) and (((e))) to take such other action with respect to the Shares as the Trustees may deem desirable.

[ESTABLISHMENT OF SERIES]
((ESTABLISHMENT OF SERIES AND CLASSES))

 [Section2]((SECTION 2)). The establishment of any Series ((or Class thereof)) shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series ((or Class, whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative rights and preferences of the Shares of such Series or Class including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution.)) At any time that there are no Shares outstanding of any particular Series ((or Class)) previously established and designated, the Trustees may by a majority vote abolish [that] ((such)) Series ((or Class)) and the establishment and designation thereof.

OWNERSHIP OF SHARES

 [Section 3]((SECTION 3)). The ownership of Shares shall be recorded in the books of the Trust ((or a transfer or similar agent)). The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust ((as kept by the Trust or by any transfer or similar agent, as the case may be,)) shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

INVESTMENT IN THE TRUST

 [Section 4]((SECTION 4)). The Trustees shall accept investments in the Trust from such persons and on such terms as they may((,)) from time to time((,)) authorize. Such investments may be in the form of cash((,)) [or] securities((, or)) ((other property)) in which the appropriate Series is authorized to invest, valued as provided in
Article X, Section 3. After the date of the initial contribution of capital, the number of Shares to represent the initial contribution may in the Trustees' discretion be considered as outstanding((,)) and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion [,] (a) impose a sales charge ((or other fee)) upon investments in the Trust ((or Series or any Classes thereof,)) and (b) issue fractional Shares.

[ASSETS AND LIABILITIES OF SERIES]
((ASSETS AND LIABILITIES OF SERIES AND CLASSES))

 [Section 5]((SECTION 5)). All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange((,)) or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition((,)) any assets, income, earnings, profits, and proceeds thereof, funds, or payments [which] ((that)) are not readily identifiable as belonging to any particular Series ((or Class)) shall be allocated by the Trustees between and among one or more of the Series ((or Classes)) in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series ((or Classes)) for all purposes[,] and shall be referred to as assets belonging to that Series ((or Class.)) The assets belonging to a particular Series shall be so recorded upon the books of the Trust[,] ((or of its agent or agents)) and shall be held by the Trustees in [t]Trust for the benefit of the holders of Shares of that Series.

 The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges((,)) and reserves attributable to that Series((, except that liabilities and expenses may, in the Trustees' discretion, be allocated solely to a particular Class and, in which case, shall be borne by that Class.)) Any general liabilities, expenses, costs, charges((,)) or reserves of the Trust [which] ((that)) are not readily identifiable as belonging to any particular Series ((or Class)) shall be allocated and charged by the Trustees between or among any one or more of the Series ((or Classes)) in such manner as the Trustees, in their sole discretion((,)) deem fair and equitable ((and shall be referred to as "liabilities belonging to" that Series or Class. Each such allocation shall be conclusive and binding upon the Shareholders of all Series ((or Classes)) for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. ((No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.))

NO PREEMPTIVE RIGHTS

 [Section 6]((SECTION 6)). Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.

[LIMITATION OF PERSONAL LIABILITY]
((STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY

 [Section 7]((SECTION 7)). ((Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every shareholder by virtue of having become a shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof. No Shareholder of the Trust and of each Series shall be personally liable for the debts, liabilities, obligations, and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series.)) The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may((,)) at any time((,)) personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract((,)) or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust ((or to a Series)) shall include a recitation limiting the obligation represented thereby to the Trust ((or to one or more Series)) and its ((or their)) assets (but the omission of such a recitation shall not operate to bind any Shareholder ((or Trustee))).

ARTICLE IV
THE TRUSTEES

MANAGEMENT OF THE TRUST

 [Section 1]((SECTION 1)). The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.

[ELECTION: INITIAL TRUSTEES]
((INITIAL TRUSTEES: ELECTION))

 [Section 2]((SECTION 2)). ((The initial Trustees shall be at least three individuals who shall affix their signatures hereto. ))On a date fixed by the Trustees, the Shareholders shall elect not less than three Trustees. A Trustee shall not be required to be a Shareholder of the Trust. [The initial Trustees shall be Edward C. Johnson 3d, J. Gary Burkhead and Gary L. French and such other individuals as the Board of Trustees shall appoint pursuant to Section 4 of the Article IV.]

TERM OF OFFICE OF TRUSTEES

 [Section 3]((SECTION 3)). The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds (((2/3))) of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any [S]((s))pecial [M]((m))eeting of the Trust by a vote of two-thirds (((2/3))) of the outstanding Shares.

RESIGNATION AND APPOINTMENT OF TRUSTEES

 [Section 4]((SECTION 4)). In case of the declination, death, resignation, retirement, ((or)) removal[, incapacity, or inability] of any of the Trustees, ((or)) in case a vacancy shall, by reason of an increase in number ((of the Trustees)), or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation((,)) or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation((,)) or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this [t]((T))rust, the [t]((T))rust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The ((foregoing)) power of appointment is subject to the provisions of
Section 16(a) of the 1940 Act[.]((,)) ((as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission.))

[TEMPORARY ABSENCE OF TRUSTEE]
((TEMPORARY ABSENCE OF TRUSTEES))

 [Section 5]((SECTION 5)). Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (((6) ))months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.

NUMBER OF TRUSTEES

 Section 6. The number of Trustees, not less than three (3) nor more than twelve (12), serving hereunder at any time shall be determined by the Trustees themselves.

 Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is [absent from the Commonwealth of Massachusetts or, if not a domiciliary of Massachusetts, is absent from his state of domicile, or is] physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy[, absence] or incapacity[,] shall be conclusive [, provided, however, that no vacancy shall remain unfilled for a period longer than six calendar months].

EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE

 [Section 7]((SECTION 7)). The death, declination, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

OWNERSHIP OF ASSETS OF THE TRUST

 [Section 8]((SECTION 8)). The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of parition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust ((or Series)).

ARTICLE V
POWERS OF THE TRUSTEES

POWERS

 [Section 1]((SECTION 1)). The Trustees((,)) in all instances((,)) shall act as principals[,] and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. ((Except as otherwise provided herein or in the 1940 Act, t))[T]he Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments [which] ((that)) they, in their [uncontrolled] discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in [the] ((this)) Declaration of Trust or the Bylaws of the Trust, ((if any,)) the Trustees shall have power and authority:

  (a) To invest and reinvest cash and other property, and to hold cash or other property uninvested[,] without, in any event((,)) bound or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on((,)) and lease any or all of the assets of the Trust.

  (b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders.

  (c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.

  (d) To employ [a] ((one or more)) bank((s,)) [or] trust [company] ((companies, companies that are members of a national securities exchange, or other entities permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) as custodian((s)) of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws, if any.

  (e) To retain a transfer agent and Shareholder servicing agent, or both.

  (f) To provide for the distribution of interests of the Trust either through a [p]((P))rincipal [u]((U))nderwriter in the manner hereinafter provided for or by the Trust itself, or both.

  (g) To set record dates in the manner hereinafter provided for.

  (h) To delegate such authority as they consider desirable to any officers of the Trust and to any ((investment adviser, manager, [agent,] custodian((,)) [or] underwriter[.]((, other agent or independent contractor.))

  (i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XII, Section 4 [(b)] hereof.

  (j) To vote or give assent[,] or exercise any rights of ownership[,] with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.

  (k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.

  (l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered((,)) or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees((.)) [subject in either case to proper safeguards according to the usual practice of Massachusetts trust companies or investment companies.]

  (m) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article III ((and to establish Classes of such Series having relative rights, powers, and duties as the Trustees may provide consistent with applicable laws)).

  (n) To allocate assets, liabilities((,)) and expenses of the Trust to a particular Series ((or Class, as appropriate,)) or to apportion the same between or among two or more Series ((or Classes, as appropriate,)) provided that any liabilities or expenses incurred by a particular Series ((or Class)) shall be payable solely out of the assets belonging to that Series as provided for in Article III.

  (o) To consent to or participate in any plan for the reorganization, consolidation((,)) or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust.

  (p) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy((,)) including, but not limited to, claims for taxes.

  (q) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for.

  (r) To borrow money((,)) and to pledge((,)) mortgage((,)) [and] or hypothecate the assets of the Trust, subject to ((the)) applicable requirements of the 1940 Act.

  (s) To establish, from time to time, a minimum total investment for Shareholders[,] and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder.

  (((t) To operate as and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations.))

  (((u) To interpret the investment policies, practices or limitations of any Series.))

  (((v) To issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, and otherwise deal in Shares and, subject to the provisions set forth in Article III and Article X, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, or the particular Series of the Trust, with respect to which such Shares are issued.))

  [(t)](((w))) Notwithstanding any other provision hereof, to invest all ((or a portion)) of the assets of any [s]((S))eries in ((one or more)) [a single] open-end investment compan((ies))[y], including investment by means of transfer of such assets in exchange for an interest or interests in such investment company[;] ((or companies or by any other method approved by the Trustees.))

  (((x) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein before set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.))

 ((The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.))

 ((The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust or any Series or Class thereof.))

 No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

TRUSTEES AND OFFICERS AS SHAREHOLDERS

 [Section 2]((SECTION 2)). Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person of any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws, if any.

ACTION BY THE TRUSTEES

 [Section 3]((SECTION 3)). ((Except as otherwise provided herein or in the 1940 Act, the ))Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting [of] ((at which)) the ((Trustees are present in person. At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date((,)) and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone((,)) ((telefax,)) [or] telegram((,)) or ((other electro-mechanical means)) sent to his home or business address at least twenty-four (((24))) hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two (((72))) hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Trust. ((Written consents or waivers of Trustees may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by telefax or other electro-mechanical means.))

CHAIRMAN OF THE TRUSTEES

 [Section 4]((SECTION 4)). The Trustees may appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and accounting officer of the Trust.

ARTICLE VI
EXPENSES OF THE TRUST

TRUSTEE REIMBURSEMENT

 [Section 1]((SECTION 1)). Subject to the provisions of Article III,
Section 5, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust[,]((;)) interest expense, taxes, fees and commissions of every kind[,]((;)) expenses of pricing Trust portfolio securities expenses of issue, repurchase and redemption of shares including expenses attributable to a program of periodic repurchases or redemptions, expenses of registering and qualifying the Trust and its Shares under Federal and[S]((s))tate laws and regulations[,]((;)) charges of custodians, transfer agents, and registrars[,]((;)) expenses of preparing and setting up in type [P]((p))rospectuses and [S]((s))tatements of [A]((a))dditional [I]((i))nformation[,]((;)) expenses of printing and distributing prospectuses sent to existing Shareholders[,]((;)) auditing and legal expenses[,]((;)) reports to Shareholders[,]((;)) expenses of meetings of Shareholders and proxy solicitations therefor[,]((;)) insurance expense[,]((;)) association membership dues((;)) and for such non-recurring items as may arise, including litigation to which the Trust is a party[,]((;)) and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses((,)) and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

ARTICLE VII
[INVESTMENT ADVISER, PRINCIPAL UNDERWRITER AND TRANSFER AGENT]
INVESTMENT ADVISER, PRINCIPAL UNDERWRITER, AND TRANSFER AGENT

INVESTMENT ADVISER

 [Section 1]((SECTION 1)). Subject to [a Majority Shareholder Vote] ((applicable requirements of the 1940 Act, as modified by or interpreted by any applicable order of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, the)) Trustees may((,)) in their discretion ((and)) from time to time((,)) enter into an investment advisory or management contract(s) with respect to the Trust or any Series thereof whereby the other party(ies) to such contract(s) shall undertake to furnish the Trustees such management, investment advisory, statistical((,)) and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may((,)) in their discretion((,)) determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities and other investment instruments of the Trust on behalf of the Trustees or may authorize any officer, agent, or Trustee to effect such purchases, sales((,)) or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales((,)) and exchanges shall be deemed to have been authorized by all of the Trustees.

 The Trustees may, subject to applicable requirements of the 1940 Act, ((as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) including those relating to Shareholder approval, authorize the investment adviser to employ one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser.

PRINCIPAL UNDERWRITER

 [Section 2]((SECTION 2)). The Trustees may in their discretion from time to time enter into [(a)] ((an exclusive or non-exclusive)) contract(s) ((on behalf of the Trust or any Series or Class thereof)) providing for the sale of the Shares, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may((,)) in their discretion((,)) determine not inconsistent with the provisions of this Article VII[,] or of the Bylaws, if any((.))[; and] [s]((S))uch contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

TRANSFER AGENT

 [Section 3]((SECTION 3)). The Trustees may((,)) in their discretion ((and)) from time to time((,)) enter into[a] ((one or more)) transfer agency and Shareholder service contract((s)) whereby the other party shall undertake to furnish the Trustees with transfer agency and Shareholder services. [The] ((Such)) contracts shall be on such terms and conditions as the Trustees may((,)) in their discretion((,)) determine not inconsistent with the provisions of this Declaration of Trust or of the Bylaws, if any. Such services may be provided by one or more entities.

PARTIES TO CONTRACT

 [Section 4]((SECTION 4)). Any contract of the character described in Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the Bylaws, if any. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.

PROVISIONS AND AMENDMENTS

 [Section 5]((SECTION 5)). Any contract entered into pursuant to Sections 1 and 2 of this Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act((, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission (or)) [including any amendments thereof or] other applicable Act of Congress hereafter enacted)((,)) with respect to its continuance in effect, ((its amendment,)) its termination, and the method of authorization and approval of such contract or renewal thereof[, and no amendment to any contract, entered into pursuant to
Section 1 shall be effective unless assented to by a Majority
Shareholder Vote].

ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS

VOTING POWERS

 [Section 1]((SECTION 1)). The Shareholders shall have power to vote [(i)] (((a))) for the election of Trustees as provided in Article IV,
Section 2[,]((;)) [(ii)] (((b))) for the removal of Trustees as provided in Article IV, Section 3(d)[,]((;)) [(iii)] (((c))) with respect to any investment advisory or management contract as provided in Article VII, Sections 1 and 5[,]((; [(iv)] (((d) with respect to any termination, merger, consolidation, reorganization, or sale of assets of the Trust or any of its Series or Classes as provided in
Article XII, Section 4; (e))) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7[,]((;)) [(v)] (((f))) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series shall not be entitled to bring any derivative or class action on behalf of any other Series of the Trust[,]((;)) and [(vi)] (((g))) with respect to such additional matters relating to the Trust as may be required or authorized by law, by this Declaration of Trust, or the Bylaws of the Trust, if any, or any registration of the Trust with the [Securities and Exchange] Commission [(the "Commission")] or any [S]((s))tate, as the Trustees may consider desirable.

 On any matter submitted to a vote of the Shareholders, all [s]((S))hares shall be voted by individual Series, ((except as provided in the following sentence and)) except [(i)] (((a))) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and [(ii)](((b) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. ((The Trustees may also determine that a matter affects only the interests of one or more Classes of a Series, in which case, any such matter shall be voted on by such Class or Classes. A Shareholder of each Series or Class thereof)) shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) of such Series[,] ((or Class thereof ))on any matter on which such Shareholder is entitled to vote((,)) and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust((, if any,)) to be taken by Shareholders.

MEETINGS

 [Section 2]((SECTION 2)). The first Shareholders' meeting shall be held as specified in Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth (((1/10))) of the outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, ((as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission,)) [as the same may be amended from time to time,] seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said
Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least fifteen (((15))) days' notice of any meeting.

QUORUM AND REQUIRED VOTE

 [Section 3]((SECTION 3)). A majority of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series ((or Class)) shall vote as a Series ((or Class)) then a majority of the aggregate number of Shares of that Series ((or Class)) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series ((or Class)). Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required ((by applicable law or by any provision of this Declaration of Trust or the Bylaws, ((if any,)) a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series ((or Class)) shall vote as a Series ((or Class,)) then a majority of the Shares of that Series ((or Class)) voted on the matter shall decide that matter insofar as that Series ((or Class)) is concerned. ((Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.))

ARTICLE IX
CUSTODIAN

APPOINTMENT AND DUTIES

 [Section 1]((SECTION 1. The Trustees shall at all times employ a bank((, a company that is a member of a national securities exchange)) [or] trust company((, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) having capital, surplus((,)) and undivided profits of at least two million dollars ($2,000,000)((,)) or such other amount [or such other entity] as shall be allowed by the Commission or by the 1940 Act, as custodian with authority as its agent, but subject to such restrictions, limitations [or] ((and)) other requirements, if any, as may be contained in the Bylaws of the Trust, if any:

  (1) to hold the securities owned by the Trust and deliver the same upon written order or oral order, if confirmed in writing, or by such electro-mechanical or electronic devices as are agreed to by the Trust and the custodian, if such procedures have been authorized in writing by the Trust;

  (2) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and

  (3) to disburse such funds upon orders or vouchers;

and the Trust may also employ such custodian as its agent:

  (1) to keep the books and accounts of the Trust and furnish clerical and accounting services; and

  (2) to compute, if authorized to do so [by]((, the [Trustees, the] Net Asset Value of any Series ((or Class thereof in accordance with the provisions hereof; all upon such basis of compensation as may be agreed upon between the Trustees and the custodian. [If so directed by a Majority Shareholder Vote, the custodian shall deliver and pay over all property of the Trust held by it as specified in such vote.]

 The Trustees may also authorize the custodian to employ one or more sub-custodian from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank((,)) ((a company that is a member of a national securities exchange,)) [or] trust company, or ((other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) [organized under the laws of the United States or one of the states thereof and] having capital, surplus((,)) and [individual] ((undivided)) profits of at least two million dollars ($2,000,000)((,)) or such other [person] ((amount)) as [may] ((shall)) be [permitted] ((allowed)) by the Commission((,)) or [otherwise in accordance with] ((by)) the 1940 Act [as from time to time amended].

[CENTRAL CERTIFICATE SYSTEM]
((CENTRAL DEPOSITORY SYSTEM))

 [Section 2]((SECTION 2.)) Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934((,)) or such other person as may be permitted by the Commission[,] or otherwise in accordance with the 1940 Act [as from time to time amended] pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities[,]((;)) provided that all such deposits shall be subject to withdrawal only upon the order of the Trust ((or its custodian, subcustodians, or other authorized agents)).

ARTICLE X
[DISTRIBUTIONS AND REDEMPTIONS]
((DISTRIBUTIONS, REDEMPTIONS AND DETERMINATION OF NET ASSET VALUE))

DISTRIBUTIONS

 [Section 1]SECTION 1.

  (a) The Trustees may from time to time declare and pay dividends. The amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees.

  (b) The Trustees shall have ((the)) power, to the fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid dividends on Shares of a particular Series, from the assets belonging to that Series, which dividends, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares of that Series((, or Classes thereof)) at the election of each Shareholder of that Series.

 ((The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans, or related plans as the Trustees shall deem appropriate.))

  (c) Anything in this instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute ((a dividend of stock or other property)) pro rata among the Shareholders of a particular Series((, or Class thereof,)) as of the record date of that Series ((or Class)) fixed as provided in ((Article XII,)) Section 3 [hereof a "stock dividend"].

REDEMPTIONS

 [Section 2]((SECTION 2)). In case any holder of record of Shares of a particular Series ((or Class of a Series)) desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may((,)) from time to time((,)) authorize, requesting that the Series purchase the Shares in accordance with this
Section 2; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section 3 hereof). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series((,)) and payment for such Shares ((less any applicable deferred sales charges and/or fees)) shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective.

[DETERMINATION OF NET ASSET VALUE]
((DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS))

 [Section 3]((SECTION 3)). The term "Net Asset Value" of any Series ((or Class)) shall mean that amount by which the assets of that Series[,] ((or Class)) exceed its liabilities, all as determined by or under the direction of the Trustees. Such value per Share shall be determined separately for each Series ((or Class)) of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations((,)) and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any [O]((o))rder of the Commission applicable to the Series. The Trustees may delegate any of [their] ((its)) powers and duties under this Section 3 with respect to appraisal of assets and liabilities. At any time, the Trustees may cause the value per Share last determined to be determined again in ((a)) similar manner and may fix the time when such redetermined value shall become effective.

SUSPENSION OF THE RIGHT OF REDEMPTION

 [Section 4]((SECTION 4)). The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify((,)) but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share existing after the termination of the suspension. ((In the event that any Series is divided into Classes, the provisions of this Section, to the extent applicable as determined in the discretion of the Trustees and consistent with applicable law, may be equally applied to each such Class)).

REDEMPTION OF SHARES

 [Section 5]((SECTION 5. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees that direct or indirect ownership of Shares of any Series has or may become concentrated in such Shareholder to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), (ii) the failure of a Shareholder to supply a tax identification number if required to do so, or (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to him. The redemption shall be effected at the redemption price and in the manner provided in this Article X.

The holders of Shares shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority.))

ARTICLE XI
LIMITATION OF LIABILITY AND INDEMNIFICATION

LIMITATION OF LIABILITY

 [Section 1]((SECTION 1.)) Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee((,)) or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of his office.

[INDEMNIFICATION]
((INDEMNIFICATION OF COVERED PERSONS))

 [Section 2]((SECTION 2.))

  (a) Subject to the exceptions and limitations contained in Section
(b) below:

   (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

   (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

  (b) No indemnification shall be provided hereunder to a Covered
Person:

   (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office((;)) or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

   (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of his office,

     (A) by the court or other body approving the settlement;

     (B) by at least a majority of those Trustees who are neither
[i]((I))nterested [p]((P))ersons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

     (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

  provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

  (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer((,)) and shall inure to the benefit of the heirs, executors((,)) and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

  (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit((,)) or proceeding of the character described in [p]((P))aragraph (a) of this Section 2 may be paid by the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either [(a)](((i))) such Covered Person shall have provided appropriate security for such undertaking[,]((;)) [(b)](((ii))) the Trust is insured against losses arising out of any such advance payments((;)) or [(e)](((iii))) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

INDEMNIFICATION OF SHAREHOLDERS

 [Section 3]((SECTION 3.)) In case any Shareholder or former Shareholder of any Series of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators((,)) or other legal representatives or((,)) in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Series shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon.

ARTICLE XII
MISCELLANEOUS

[TRUST NOT A PARTNERSHIP ETC.]
((TRUST NOT A PARTNERSHIP, ETC.))

 [Section 1]((SECTION 1)) It is hereby expressly declared that a trust ((is created hereby)) and not a partnership((, joint stock association, corporation, bailment, or any form of a legal relationship other than)) [is created hereby]. No Trustee hereunder shall have any power to personally bind [personally] either the Trust's officers or any Shareholder. All persons extending credit to, contracting with((,)) or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment under such credit, contract((,)) or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present((,)) or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

[TRUSTEE'S GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY]
((TRUSTEES' GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY))

 [Section 2]((SECTION 2.)) The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circustances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this
Article XII and to Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Section 1 of this Article XII and to Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

ESTABLISHMENT OF RECORD DATES

 [Section 3]((SECTION 3.)) The Trustees may close the stock transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date[,] not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividends((,)) or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed or aforesaid.

[TERMINATION OF TRUST]
((DURATION; TERMINATION OF TRUST, A SERIES OR A CLASS; MERGERS, ETC.))

 [Section 4]

  [(a) This Trust shall continue without limitation of time but subject to the provisions of sub-section (b) of this Section 4.]

  [(b) Subject to a Majority Shareholder Vote of each Series affected by the matter or, if applicable, to a Majority Shareholder Vote of the Trust, the Trustees may]

 ((SECTION 4.1. DURATION. The Trust shall continue without limitation of time, but subject to the provisions of this Article XII.))

 ((Section 4.2. Termination of the Trust, a Series or a Class.))

  (((a) Subject to applicable Federal and state law, the Trust or any Series or Class thereof may be terminated:))

   (((i) by Majority Shareholder Vote of the Trust, each Series affected, or each Class affected, as the case may be; or))

   (((ii) without the vote or consent of Shareholders by a majority of the Trustees either at a meeting or by written consent.))

 ((The Trustees shall provide written notice to the affected
Shareholders of a termination effected under clause (ii) above. Upon the termination of the Trust or the Series or Class,))

   (((i) the Trust or the Series or Class shall carry on no business except for the purpose of winding up its affairs;)) [sell and convey the assets of the Trust or any affected Series to another trust, partnership, association or corporation organized under the laws of any state which is a diversified open-end management investment company as defined in the 1940 Act, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest or stock of such trust, partnership, association or corporation; or]

   (((ii) the Trustees shall proceed to wind up the affairs of the Trust or the Series or Class, and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or the Series or Class thereof; collect its assets; sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining Trust property or Trust property allocated or belonging to such Series or Class to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind; discharge or pay its liabilities; and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer, or other disposition of all or substantially all the Trust property or Trust property allocated or belonging to such Series or Class (other than as provided in (iii) below) shall require Shareholder approval in accordance with
Section 4.3 below; and))

   [(ii) at any time sell and convert into money all of the assets of the Trust or any affected Series.]

 [Upon making provision for the payment of all such liabilities in either (i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) ratably among the holders of the Shareholders of the Trust or any affected Series then outstanding.]

   (((iii) after paying or adequately providing for the payment of all liabilities, and upon receipt of such leases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees shall distribute the remaining Trust property or the remaining property of the terminated Series or Class, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or Class according to their respective rights; and))

  [(c) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-section (b), the Trust or any affected Series shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be canceled and discharged.]

  (((b) after termination of the Trust or the Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Secretary of The Commonwealth of Massachusetts, if required, an instrument in writing setting forth the act of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease.))

 ((SECTION 4.3. MERGER, CONSOLIDATION, AND SALE OF ASSETS. Subject to applicable Federal and state law and except as otherwise provided in
Section 4.4 below, the Trust or any Series or Class thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or a portion of the Trust property or Trust property allocated or belonging to such Series or Class, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series or Class, as the case may be. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.))

 ((SECTION 4.4. INCORPORATION; REORGANIZATION. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all or a portion of the Trust property or all or a portion of the Trust property allocated or belonging to such Series or Class or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series or Class to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto or any Series or Class thereof and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 4.4, the Trust or any Series or Class thereof sells, conveys, or transfers all or a portion of its assets to another entity or merges or consolidates with another entity. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.))

 FILING OF COPIES, REFERENCES, AND HEADINGS

 [Section 5]((SECTION 5.)) The original or a copy of this instrument and of each [d]((D))eclaration of [t]((T))rust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental [d]((Declaration of [t]((Trust shall be filed by the Trustees with the Secretary of [t]((T))he Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental [d]((D))eclarations of [t]((Trust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental [d]((D))eclaration of [t]((T))rust. In this instrument or in any such supplemental[d]((D))eclaration of [t]((T))rust, references to this instrument[,] and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such supplemental [d]((D))eclaration of [t]((T))rust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

APPLICABLE LAW

 [Section 6]((SECTION 6.)) The [t]((T))rust set forth in this instrument is made in [t]((T))he Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust((, and the absence of specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions)).

AMENDMENTS

 [Section 7]((SECTION 7)). [If authorized by votes of] ((Except as specifically provided herein, ))the Trustees [and] ((may, without shareholder vote, amend or otherwise supplement this Declaration of Trust by making an amendment,)) a [Majority Shareholder Vote,] ((Declaration of Trust supplemental hereto ))or [by] ((an amended and restated Declaration of Trust. Shareholders shall have the right to vote (a) on ))any [larger] ((amendment that would affect their right to ))vote [which] ((granted in Section 1 of Article VIII; (b) on any amendment that would alter the maximum number of Trustees permitted under Section 6 of Article IV; (c) on any amendment to this Section 7;
(d) on any amendment as)) may be required by [applicable] law or [this Declaration of Trust in] ((by the Trust's registration statement filed with the Commission; and (e) on)) any [particular case,] ((amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders that, as)) the Trustees [shall amend or otherwise supplement this instrument, by making a declaration of trust supplemental hereto, which thereafter shall form a part hereof, except that an amendment which] ((determine,)) affect the Shareholders of one or more Series [but not the Shareholders of all outstanding Series] ((or Classes)) shall be authorized by vote of the Shareholders [holding a majority of the Shares entitled to vote] of each Series ((or Class)) affected and no vote of [S]((s))hareholders of a Series ((or Class)) not affected shall be required. [Amendments having the purpose of changing the name of the Trust or of supplying] ((Notwithstanding anything else herein,)) any [omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein] ((amendment to Article XI)) shall not [require authorization by Shareholder vote. Copies of] ((limit)) the [supplemental declaration] ((rights to indemnification or insurance provided therein with respect to action or omission)) of [trust shall be filed as specified in Section 5 of this Article XII] ((Covered Persons prior to such amendment.))

FISCAL YEAR

 [Section 8] ((SECTION 8.)) The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, if any, provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

USE OF THE WORD "FIDELITY"

 [Section 9] ((SECTION 9.)) Fidelity Management & Research Company ("FMR") has consented to the use by any Series of the Trust of the identifying word "Fidelity" in the name of any Series of the Trust at some future date. Such consent is conditioned upon the employment of FMR ((or a subsidiary or affiliate thereof)) as investment adviser of each Series of the Trust. As between the Trust and itself, FMR controls the use of the name of the Trust insofar as such name contains the identifying word "Fidelity((.))" [.] FMR may from time to time use the identifying word "Fidelity" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations[,] or businesses [which] ((that)) it may manage, advise, sponsor or own or in which it may have a financial interest. FMR may require the Trust or any Series thereof to cease using the identifying word "Fidelity" in the name of the Trust or any Series thereof if the Trust or any Series thereof ceases to employ FMR or a subsidiary or affiliate thereof as investment adviser.

((PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS

 ((SECTION 10. (a) The provisions of this Declaration of Trust are severable, and, if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.))

  (((b) If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.))

 IN WITNESS WHEREOF, the undersigned, being all of the [initial]Trustees of the Trust, have executed this instrument ((as of the date set forth above.)) this 14th day July, 1994.]

   [SIGNATURE LINES OMITTED]


EXHIBIT 2

((UNDERLINED)) DISCLOSURE WILL BE ADDED
[BRACKETED] DISCLOSURE WILL BE DELETED

((FORM OF))
MANAGEMENT CONTRACT
BETWEEN
[FIDELITY ADVISOR ANNUITY FUND] ((VARIABLE INSURANCE PRODUCTS
   FUND     III))
[FIDELITY ADVISOR ANNUITY INCOME AND GROWTH FUND]
((BALANCED PORTFOLIO))
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

 AGREEMENT ((AMENDED and RESTATED as of)) [made] this [18th] ((__)) day of [November 1994] ((_______)) ((2000)), by and between Fidelity
[Advisor Annuity Fund] ((Variable Insurance Products    Fund
    III)), a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of [Fidelity Advisor Annuity Income & Growth Fund] Balanced Portfolio (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below)).

 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated November 18, 1994, to a modification of said Contract in the manner set forth below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on August 1, 2000.))

 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

  (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.

  (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Group Assets    Annualized  Rate

 0 - $3 billion          .5200%

 3 - 6                   .4900

 6 - 9                   .4600

 9 - 12                  .4300

 12 - 15                 .4000

 15 - 18                 .3850

 18 - 21                 .3700

 21 - 24                 .3600

 24 - 30                 .3500

 30 - 36                 .3450

 36 - 42                 .3400

 42 - 48                 .3350

 48 - 66                 .3250

 66 - 84                 .3200

 84 - 102                .3150

 102 - 138               .3100

 138 - 174               .3050

 174 - 210               .3000

 210 - 246               .2950

 246 - 282               .2900

 282 - 318               .2850

 318 - 354               .2800

 354 - 390               .2750

 [Over   390]            [.2700%]

 ((390)) - ((426))       ((.2700))

 ((426)) - ((462))       ((.2650))

 ((462)) - ((498))       ((.2600))

 ((498)) - ((534))       ((.2550))

 ((534)) - ((587))       ((.2500))

 ((587)) - ((646))       ((.2463))

 ((646)) - ((711))       ((.2426))

 ((711)) - ((782))       ((.2389))

 ((782)) - ((860))       ((.2352))

 ((860)) - ((946))       ((.2315))

 ((946)) - ((1,041))     ((.2278))

 ((1,041)) - ((1,145))   ((.2241))

 ((1,145)) - ((1,260))   ((.2204))

 ((over))   ((1,260))    ((.2167))

  (b) Individual Fund Fee Rate. The Individual Fund    Fee Rate shall
be .15%.

 The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.

  (c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

 4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument)).

 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1995] ((2001)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Contract may be modified by mutual consent [, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))

  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.

 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

     [SIGNATURE LINES OMITTED]


EXHIBIT 3

((UNDERLINED)) DISCLOSURE WILL BE ADDED [BRACKETED] DISCLOSURE
WILL BE DELETED

((FORM OF))
MANAGEMENT CONTRACT
BETWEEN
VARIABLE INSURANCE PRODUCTS    FUND     III
GROWTH AND INCOME PORTFOLIO
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

 AGREEMENT ((AMENDED and RESTATED as of)) [made] this [1st] ((__)) day of [January 1997] ((_______)) ((2000)), by and between Fidelity
[Advisor Annuity Fund] ((Variable Insurance Products    Fund
    III)), a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Growth and Income Portfolio (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below)).

 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated November 1, 1997, to a modification of said Contract in the manner set forth below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on August 1, 2000.))

 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

  (c) The Adviser [at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services [as] a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.

  (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Group Assets    Annualized Rate

 0 - $3 billion          .5200%

 3 - 6                   .4900

 6 - 9                   .4600

 9 - 12                  .4300

 12 - 15                 .4000

 15 - 18                 .3850

 18 - 21                 .3700

 21 - 24                 .3600

 24 - 30                 .3500

 30 - 36                 .3450

 36 - 42                 .3400

 42 - 48                 .3350

 48 - 66                 .3250

 66 - 84                 .3200

 84 - 102                .3150

 102 - 138               .3100

 138 - 174               .3050

 174 - 210               .3000

 210 - 246               .2950

 246 - 282               .2900

 282 - 318               .2850

 318 - 354               .2800

 354 - 390               .2750

 390 - 426               .2700

 426 - 462               .2650

 462 - 498               .2600

 498 - 534               .2550

 [Over   534]            [.2500%]

 ((534)) - ((587))       ((.2500))

 ((587)) - ((646))       ((.2463))

 ((646)) - ((711))       ((.2426))

 ((711)) - ((782))       ((.2389))

 ((782)) - ((860))       ((.2352))

 ((860)) - ((946))       ((.2315))

 ((946)) - ((1,041))     ((.2278))

 ((1,041)) - ((1,145))   ((.2241))

 ((1,145)) - ((1,260))   ((.2204))

 ((over))   (( 1,260))   ((.2167))

  (b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be
 .20%.

 The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.

  (c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

 4. It is understood that the Portfolio will pay all its expenses [other than those expressly stated to be payable by the Adviser hereunder], which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument)).

 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1993] ((2001)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Contract may be modified by mutual consent [, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))

  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust ((or other organizational document)) are separate and distinct from those of any and all other [Funds] Portfolios.

 ((8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))

 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [SEC] Commission.

 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized((, and their respective seals to be hereunto affixed,)) all as of the date written above.

    [SIGNATURE LINES OMITTED]


EXHIBIT 4

((UNDERLINED)) DISCLOSURE WILL BE ADDED
[BRACKETED] DISCLOSURE WILL BE DELETED

((FORM OF))
MANAGEMENT CONTRACT
BETWEEN
[FIDELITY ADVISOR ANNUITY FUND] ((VARIABLE INSURANCE PRODUCTS    FUND
    III))
[FIDELITY ADVISOR ANNUITY GROWTH OPPORTUNITIES FUND]
((GROWTH OPPORTUNITIES PORTFOLIO))
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

 AGREEMENT ((AMENDED and RESTATED as of)) [made] this [18th] ((__)) day of [November 1994] ((_______)) ((2000)), by and between Fidelity
[Advisor Annuity Fund] ((Variable Insurance Products    Fund
    III)), a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Growth Opportunities Portfolio (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below)).

 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated November 18, 1994, to a modification of said Contract in the manner set forth below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on August 1, 2000.))

 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

  (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.

  (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Group Assets    Annualized Rate

 0 - $3 billion          .5200%

 3 - 6                   .4900

 6 - 9                   .4600

 9 - 12                  .4300

 12 - 15                 .4000

 15 - 18                 .3850

 18 - 21                 .3700

 21 - 24                 .3600

 24 - 30                 .3500

 30 - 36                 .3450

 36 - 42                 .3400

 42 - 48                 .3350

 48 - 66                 .3250

 66 - 84                 .3200

 84 - 102                .3150

 102 - 138               .3100

 138 - 174               .3050

 174 - 210               .3000

 210 - 246               .2950

 246 - 282               .2900

 282 - 318               .2850

 318 - 354               .2800

 354 - 390               .2750

 [Over   390]            [.2700%]

 ((390)) - ((426))       .2700

 ((426)) - ((462))       .2650

 ((462)) - ((498))       .2600

 ((498)) - ((534))       .2550

 ((534)) - ((587))       .2500

 ((587)) - ((646))       .2463

 ((646)) - ((711))       .2426

 ((711)) - ((782))       .2389

 ((782)) - ((860))       .2352

 ((860)) - ((946))       .2315

 ((946)) - ((1,041))     .2278

 ((1,041 - 1,145))       .2241

 ((1,145)) - ((1,260))   .2204

 ((over    1,260))       .2167

  (b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be
 .30%.

 The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.

  (c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

 4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument)).

 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1995] ((2001)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Contract may be modified by mutual consent [, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))

  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.

 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]


EXHIBIT 5

((UNDERLINED)) DISCLOSURE WILL BE ADDED
[BRACKETED] DISCLOSURE WILL BE DELETED

((FORM OF))
MANAGEMENT CONTRACT
BETWEEN
VARIABLE INSURANCE PRODUCTS    FUND     III
MID CAP PORTFOLIO
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

 AGREEMENT ((AMENDED and RESTATED as of)) [made] this [19th] ((__)) day of [November 1998] ((_______)) ((2000)), by and between Fidelity
[Advisor Annuity Fund] ((Variable Insurance Products    Fund
    III)), a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Mid Cap Portfolio (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated November 19, 1998, to a modification of said Contract in the manner set forth below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on August 1, 2000.))

 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

  (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.

  (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Group Assets    Annualized Rate

 0 - $3 billion          .5200%

 3 - 6                   .4900

 6 - 9                   .4600

 9 - 12                  .4300

 12 - 15                 .4000

 15 - 18                 .3850

 18 - 21                 .3700

 21 - 24                 .3600

 24 - 30                 .3500

 30 - 36                 .3450

 36 - 42                 .3400

 42 - 48                 .3350

 48 - 66                 .3250

 66 - 84                 .3200

 84 - 102                .3150

 102 - 138               .3100

 138 - 174               .3050

 174 - 210               .3000

 210 - 246               .2950

 246 - 282               .2900

 282 - 318               .2850

 318 - 354               .2800

 354 - 390               .2750

 390 - 426               .2700

 426 - 462               .2650

 462 - 498               .2600

 498 - 534               .2550

 [Over   534]            [.2500%]

 ((534)) - ((587))       ((.2500))

 ((587)) - ((646))       ((.2463))

 ((646)) - ((711))       ((.2426))

 ((711)) - ((782))       ((.2389))

 ((782)) - ((860))       ((.2352))

 ((860)) - ((946))       ((.2315))

 ((946)) - ((1,041))     ((.2278))

 ((1,041 - 1,145))       ((.2241))

 ((1,145)) - ((1,260))   ((.2204))

 ((over))    ((1,260))   ((.2167))

  (b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be
 .30%.

 The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.

  (c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

 4. It is understood that the Portfolio will pay all its expenses which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1999] ((2001 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts((,)) without giving effect to the choice of laws provisions thereof.

 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Commission.

 IN WITNESS WHEREOF the parties have caused this instrument to be signed [on] ((in)) their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

     [SIGNATURE LINES OMITTED]


EXHIBIT 6

((UNDERLINED)) DISCLOSURE WILL BE ADDED
[BRACKETED] DISCLOSURE WILL BE DELETED

((FORM OF))
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
AND
[FIDELITY ADVISOR ANNUITY FUND] ((VARIABLE INSURANCE PRODUCTS    FUND
    III)) ON BEHALF OF
(NAME OF FUND)

 AGREEMENT made this [18th] ((1st)) day of [November, 1994] ((_______)), ((2000)), by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (U.K.) Inc. (hereinafter called the "Sub-Advisor"); and [Fidelity Advisor Annuity Income &
Growth Fund] ((Variable Insurance Products    Fund     III)), a
Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of (Name of Fund) (hereinafter called the "Portfolio").

 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, the Adviser and the Sub-Advisor hereby consent, pursuant to Paragraph 6 of the existing Sub-Advisory Agreement dated November 18, 1994, to a modification of said Agreement in the manner set below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Fund, the Adviser and the Sub-Advisor, take effect on August 1, 2000.))

 WHEREAS the Trust and the Advisor have entered into a Management
Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

  (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

  (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

  (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

  (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

  (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

  (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

 9. Duration and Termination of Agreement; Amendments:

  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, [1995] ((2001)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.)) [, such consent on the part of the Portfolio to be authorized by vote of a majority of outstanding voting securities of the Portfolio.]

  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

    [SIGNATURE LINES OMITTED]


EXHIBIT 7

((UNDERLINED)) DISCLOSURE WILL BE ADDED
[BRACKETED] DISCLOSURE WILL BE DELETED

((FORM OF))
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
AND
VARIABLE INSURANCE PRODUCTS    FUND     III ON BEHALF OF
GROWTH & INCOME PORTFOLIO

 AGREEMENT made this 1st day of [January, 1997] ((_______)), ((2000)), by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (U.K.) Inc. (hereinafter called the "Sub-Advisor"); and
Variable Insurance Products    Fund     III, a Massachusetts business
trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Growth & Income Portfolio (hereinafter called the "Portfolio").

 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, the Adviser and the Sub-Advisor hereby consent, pursuant to Paragraph 6 of the existing Sub-Advisory Agreement dated January 1, 1997, to a modification of said Agreement in the manner set below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Fund, the Adviser and the Sub-Advisor, take effect on August 1, 2000.))

 WHEREAS the Trust and the Advisor have entered into a Management
Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

 NOW, THEREFORE, in consideration of the premises and the mutual
[premises] ((promises)) hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

  (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

  (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including[,] but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

  (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to [amounts] ((accounts)) over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

  (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

  (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph [(9b)] (((b))) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

  (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

 9. Duration and Termination of Agreement; Amendments:

  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, [1997] ((2001)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.)) [, such consent on the part of the Portfolio to be authorized by vote of a majority of outstanding voting securities of the Portfolio.]

  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

    [SIGNATURE LINES OMITTED]


EXHIBIT 8

((UNDERLINED)) DISCLOSURE WILL BE ADDED
[BRACKETED] DISCLOSURE WILL BE DELETED

((FORM OF))
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.
AND
[FIDELITY ADVISOR ANNUITY FUND] ((VARIABLE INSURANCE PRODUCTS    FUND
    III)) ON BEHALF OF
(NAME OF FUND)

 AGREEMENT made this [18th] ((1st)) day of [November, 1994] ((_______)), ((2000)), by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (Far East) Inc. (hereinafter called the "Sub-Advisor"); and [Fidelity Advisor Annuity
Fund] ((Variable Insurance Products    Fund     III)), a Massachusetts
business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of (NAME OF FUND) (hereinafter called the "Portfolio").

 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, the Adviser and the Sub-Advisor hereby consent, pursuant to November 18, 1994, to a modification of said Agreement in the manner set below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Fund, the Adviser and the Sub-Advisor, take effect on August 1, 2000.))

 WHEREAS the Trust and the Advisor have entered into a Management
Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

  (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

  (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

  (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

  (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

  (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

  (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

 9. Duration and Termination of Agreement; Amendments:

  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, [1995] ((2001)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))[, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.]

  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

    [SIGNATURE LINES OMITTED]


EXHIBIT 9

((UNDERLINED)) DISCLOSURE WILL BE ADDED
[BRACKETED] DISCLOSURE WILL BE DELETED

((FORM OF))
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.
AND
VARIABLE INSURANCE PRODUCTS    FUND     III ON BEHALF OF
GROWTH & INCOME PORTFOLIO

 AGREEMENT made this 1st day of [January, 1996] ((_______)), ((2000)), by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (Far East) Inc. (hereinafter called the "Sub-Advisor"); and
Variable Insurance Products    Fund     III, a Massachusetts business
trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Growth & Income Portfolio (hereinafter called the "Portfolio").

 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, the Adviser and the Sub-Advisor hereby consent, pursuant to January 1, 1997, to a modification of said Agreement in the manner set below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Fund, the Adviser and the Sub-Advisor, take effect on August 1, 2000.))

 WHEREAS the Trust and the Advisor have entered into a Management
Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

  (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

  (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

  (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

  (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

  (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

 (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the [party] ((part)) of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

 9. Duration and Termination of Agreement; Amendments:

  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, [1997] ((2001)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))[, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.]

  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

    [SIGNATURE LINES OMITTED]


EXHIBIT 10
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS
(A)


INVESTMENT  OBJECTIVE AND FUND   FISCAL YEAR END (A)  AVERAGE NET ASSETS  RATIO OF NET  ADVISORY FEES
                                                      (MILLIONS)(B)       TO AVERAGE NET ASSETS PAID
                                                                          TO FMR (C)

GROWTH

Large Cap Stock(g)                4/30/99             $ 286.2              0.54%

Mid Cap Stock(g)                  4/30/99              1,687.0             0.50

Small Cap Stock(g)                4/30/99              557.9               0.73

Contrafund II(g)                  6/30/99              566.7               0.59

Fidelity Fifty(g)                 6/30/99              180.5               0.46

Advisor Focus Funds:

 Consumer Industries:(g)

  Class A                         7/31/99              2.7                 0.58

  Class T                         7/31/99              17.5                0.58

  Class B                         7/31/99              7.5                 0.58

  Class C                         7/31/99              1.9                 0.58

  Institutional Class             7/31/99              5.0                 0.58

 Cyclical Industries:(g)

  Class A                         7/31/99              0.6                 0.58

  Class T                         7/31/99              2.8                 0.58

  Class B                         7/31/99              1.1                 0.58

  Class C                         7/31/99              0.5                 0.58

  Institutional Class             7/31/99              1.9                 0.58

 Financial Services:(g)

  Class A                         7/31/99              23.2                0.58

  Class T                         7/31/99              111.8               0.58

  Class B                         7/31/99              76.1                0.58

  Class C                         7/31/99              25.5                0.58

  Institutional Class             7/31/99              8.0                 0.58

 Health Care:(g)

  Class A                         7/31/99              40.3                0.58

  Class T                         7/31/99              186.3               0.58

  Class B                         7/31/99              130.3               0.58

  Class C                         7/31/99              57.0                0.58

  Institutional Class             7/31/99              20.0                0.58

 Natural Resources:(g)

  Class A                         7/31/99              6.3                 0.58

  Class T                         7/31/99              274.3               0.58

  Class B                         7/31/99              40.3                0.58

  Class C                         7/31/99              4.9                 0.58

  Institutional Class             7/31/99              4.0                 0.58

 Technology:(g)

  Class A                         7/31/99              42.1                0.58

  Class T                         7/31/99              192.9               0.58

  Class B                         7/31/99              118.4               0.58

  Class C                         7/31/99              34.3                0.58

  Institutional Class             7/31/99              16.7                0.58

 Utilities Growth:(g)

  Class A                         7/31/99              6.7                 0.58

  Class T                         7/31/99              32.9                0.58

  Class B                         7/31/99              29.3                0.58

  Class C                         7/31/99              9.2                 0.58

  Institutional Class             7/31/99              4.4                 0.58

Blue Chip Growth(g)               7/31/99             $ 20,095.3           0.47%

Dividend Growth(g)                7/31/99              10,816.0            0.64

Low-Priced Stock(g)               7/31/99              8,273.4             0.82

OTC Portfolio(g)                  7/31/99              5,575.5             0.50

Export and Multinational          8/31/99              404.7               0.58
Fund(g)

Destiny I:(g)

 Class O                          9/30/99              7,214.4             0.29

 Class N(e)                       9/30/99              0.2                 0.29(d)

Destiny II:(g)

 Class O                          9/30/99              5,093.0             0.45

 Class N(e)                       9/30/99              0.5                 0.45(d)

Advisor Diversified
International:(e)(f)(x)

 Class A                          10/31/99             1.9                 0.72(d)

 Class T                          10/31/99             11.8                0.72(d)

 Class B                          10/31/99             4.0                 0.72(d)

 Class C                          10/31/99             3.4                 0.72(d)

 Institutional Class              10/31/99             1.6                 0.72(d)

Advisor Emerging Asia:(e)(f)

 Class A                          10/31/99             82.3                1.07

 Class T                          10/31/99             0.7                 1.07(d)

 Class B                          10/31/99             0.4                 1.07(d)

 Class C                          10/31/99             0.3                 1.07(d)

 Institutional Class              10/31/99             0.1                 1.07(d)

Advisor Europe Capital
Appreciation:(e)(f)(x)

 Class A                          10/31/99             1.5                 0.72(d)

 Class T                          10/31/99             8.4                 0.72(d)

 Class B                          10/31/99             2.5                 0.72(d)

 Class C                          10/31/99             2.6                 0.72(d)

 Institutional Class              10/31/99             0.7                 0.72(d)

Advisor Global Equity:(e)(f)(x)

 Class A                          10/31/99             1.4                 0.73(d)

 Class T                          10/31/99             2.2                 0.73(d)

 Class B                          10/31/99             1.5                 0.73(d)

 Class C                          10/31/99             1.7                 0.73(d)

 Institutional Class              10/31/99             1.1                 0.73(d)

Advisor International Capital
Appreciation:(f)(x)

 Class A                          10/31/99             1.6                 0.73

 Class T                          10/31/99             21.1                0.73

 Class B                          10/31/99             6.0                 0.73

 Class C                          10/31/99             3.7                 0.73

 Institutional Class              10/31/99             5.9                 0.73

Advisor Japan:(e)(f)(x)

 Class A                          10/31/99             2.3                 0.72(d)

 Class T                          10/31/99             8.4                 0.72(d)

 Class B                          10/31/99             5.7                 0.72(d)

 Class C                          10/31/99             6.4                 0.72(d)

 Institutional Class              10/31/99             1.3                 0.72(d)

Advisor Latin America:(e)(f)(x)

 Class A                          10/31/99            $ 0.6                0.73%(d)

 Class T                          10/31/99             0.8                 0.73(d)

 Class B                          10/31/99             0.7                 0.73(d)

 Class C                          10/31/99             0.6                 0.73(d)

 Institutional Class              10/31/99             0.4                 0.73(d)

Advisor Overseas:(f)

 Class A                          10/31/99             16.5                0.90

 Class T                          10/31/99             1,212.8             0.90

 Class B                          10/31/99             70.9                0.90

 Class C                          10/31/99             22.3                0.90

 Institutional Class              10/31/99             81.3                0.90

Aggressive International(f)       10/31/99             441.9               0.83

Canada(f)                         10/31/99             45.3                0.32

Capital Appreciation(g)           10/31/99             2,734.2             0.43

Disciplined Equity(g)             10/31/99             3,168.8             0.42

Diversified International (f)     10/31/99             2,607.3             0.83

Emerging Markets(f)               10/31/99             343.0               0.73

Europe(f)                         10/31/99             1,467.1             0.60

Europe Capital Appreciation(f)    10/31/99             568.9               0.66

France(f)                         10/31/99             12.8                0.00(z)

Germany(f)                        10/31/99             24.6                0.74

Hong Kong and China(f)            10/31/99             148.8               0.73

Japan(f)                          10/31/99             450.4               0.86

Japan Small Companies(f)          10/31/99             668.5               0.72

Latin America(f)                  10/31/99             329.7               0.73

Nordic(f)                         10/31/99             104.8               0.73

Overseas(f)                       10/31/99             3,964.2             0.92

Pacific Basin(f)                  10/31/99             352.2               0.92

Small Cap Selector(g)             10/31/99             582.3               0.42

Southeast Asia(f)                 10/31/99             300.1               0.89

Stock Selector(g)                 10/31/99             1,676.3             0.38

TechnoQuant Growth(g)             10/31/99             50.6                0.33

United Kingdom(f)                 10/31/99             6.7                 0.00(z)

Value(g)                          10/31/99             5,311.3             0.32

Worldwide(f)                      10/31/99             962.4               0.73

Advisor Dividend Growth:(g)(h)

 Class A                          11/30/99             23.1                0.58

 Class T                          11/30/99             172.6               0.58

 Class B                          11/30/99             145.7               0.58

 Class C                          11/30/99             79.3                0.58

 Institutional Class              11/30/99             24.1                0.58

Advisor Equity Growth:(g)(h)

 Class A                          11/30/99            $ 236.8              0.58%

 Class T                          11/30/99             6,598.6             0.58

 Class B                          11/30/99             789.5               0.58

 Class C                          11/30/99             221.9               0.58

 Institutional Class              11/30/99             1,262.1             0.58

Advisor Growth
Opportunities:(g)(h)

 Class A                          11/30/99             526.9               0.43

 Class T                          11/30/99             25,620.7            0.43

 Class B                          11/30/99             1,976.6             0.43

 Class C                          11/30/99             537.7               0.43

 Institutional Class              11/30/99             635.8               0.43

Advisor Large Cap:(g)(h)

 Class A                          11/30/99             11.8                0.58

 Class T                          11/30/99             172.1               0.58

 Class B                          11/30/99             72.7                0.58

 Class C                          11/30/99             15.8                0.58

 Institutional Class              11/30/99             12.1                0.58

Advisor Mid Cap:(g)(h)

 Class A                          11/30/99             17.0                0.58

 Class T                          11/30/99             424.8               0.58

 Class B                          11/30/99             93.4                0.58

 Class C                          11/30/99             22.2                0.58

 Institutional Class              11/30/99             42.9                0.58

Advisor Retirement
Growth:(g)(h)(x)

 Class A                          11/30/99             1.8                 0.58

 Class T                          11/30/99             10.8                0.58

 Class B                          11/30/99             6.0                 0.58

 Class C                          11/30/99             3.5                 0.58

 Institutional Class              11/30/99             0.5                 0.58

Advisor Small Cap:(g)(h)

 Class A                          11/30/99             33.4                0.73

 Class T                          11/30/99             231.8               0.73

 Class B                          11/30/99             95.2                0.73

 Class C                          11/30/99             77.2                0.73

 Institutional Class              11/30/99             43.0                0.73

Advisor TechnoQuant Growth:
(g)(h)

 Class A                          11/30/99             3.2                 0.58

 Class T                          11/30/99             15.1                0.58

 Class B                          11/30/99             12.0                0.58

 Class C                          11/30/99             0.9                 0.58

 Institutional Class              11/30/99             1.1                 0.58

Advisor Value Strategies:(g)(h)

 Class A                          11/30/99             5.0                 0.35

 Class T                          11/30/99             420.3               0.35

 Class B                          11/30/99             94.0                0.35

 Initial Class                    11/30/99             18.7                0.35

 Institutional Class              11/30/99             5.1                 0.35

Aggressive Growth(g)(h)           11/30/99            $ 5,619.2            0.72%

Growth Company(g)(h)              11/30/99             13,628.6            0.51

New Millennium(g)(h)              11/30/99             2,232.6             0.74

Retirement Growth(g)(h)           11/30/99             5,370.5             0.43

Contrafund(g)(h)                  12/31/99             41,975.2            0.45

Trend(g)(h)                        12/31/99            1,274.3             0.37

Variable Insurance Products:

 Growth(h)

  Initial Class                   12/31/99             13,569.8            0.58

  Service Class                   12/31/99             408.0               0.58

 Overseas(f)(h)

  Initial Class                   12/31/99             2,157.5             0.73

  Service Class                   12/31/99             66.8                0.73

Variable Insurance Products II:

 Contrafund(g)(h)

  Initial Class                   12/31/99             7,517.9             0.58

  Service Class                   12/31/99             356.3               0.58

Variable Insurance Products
III:

 Growth Opportunities(g)(h)

  Initial Class                   12/31/99             1,604.2             0.58

  Service Class                   12/31/99             244.4               0.58

 Mid Cap(g)(h)

  Initial Class                   12/31/99             0.7                 0.57

  Service Class                   12/31/99             3.9                 0.57

Select Portfolios:

 Air Transportation(g)(h)         2/29/00              55.8                0.58

 Automotive(g)(h)                 2/29/00              23.2                0.57

 Banking(g)(h)                    2/29/00              701.0               0.58

 Biotechnology(g)(h)              2/29/00              1,298.4             0.59

 Brokerage and Investment         2/29/00              476.6               0.58
Management(g)(h)

 Business Services and            2/29/00              64.4                0.58
Outsourcing(g)(h)

 Chemicals(g)(h)                  2/29/00              38.6                0.58

 Computers(g)(h)                  2/29/00              2,400.1             0.58

 Construction and Housing(g)(h)   2/29/00              16.4                0.58

 Consumer Industries(g)(h)        2/29/00              74.6                0.58

 Cyclical Industries(g)(h)        2/29/00              6.5                 0.15(z)

 Defense and Aerospace(g)(h)      2/29/00              35.0                0.58

 Developing                       2/29/00              1,411.6             0.58
Communications(g)(h)

 Electronics(g)(h)                2/29/00              4,649.2             0.58

 Energy(g)(h)                     2/29/00              207.4               0.58

 Energy Service(g)(h)             2/29/00              685.1               0.58

 Environmental Services(g)(h)     2/29/00              16.0                0.58

 Financial Services(g)(h)         2/29/00              513.7               0.58

 Food and Agriculture(g)(h)       2/29/00              151.1               0.58

 Gold(g)(h)                       2/29/00              190.2               0.58

 Health Care(g)(h)                2/29/00              2,796.5             0.58

 Home Finance(g)(h)               2/29/00              503.1               0.58

 Industrial Equipment(g)(h)       2/29/00              35.3                0.58

 Industrial Materials(g)(h)       2/29/00              22.6                0.59

Select Portfolios: continued

 Insurance(g)(h)                  2/29/00             $ 63.5               0.58%

 Leisure(g)(h)                    2/29/00              401.0               0.58

 Medical Delivery(g)(h)           2/29/00              63.3                0.58

 Medical Equipment and            2/29/00              39.4                0.58
Systems(g)(h)

 Multimedia(g)(h)                 2/29/00              211.4               0.58

 Natural Gas(g)(h)                2/29/00              58.5                0.58

 Natural Resources(g)(h)          2/29/00              17.0                0.58

 Paper and Forest Products        2/29/00              21.2                0.58
(g)(h)

 Retailing(g)(h)                  2/29/00              182.3               0.57

 Software and Computer            2/29/00              881.6               0.58
Services(g)(h)

 Technology(g)(h)                 2/29/00              2,949.5             0.59

 Telecommunications(g)(h)         2/29/00              1,171.1             0.58

 Transportation(g)(h)             2/29/00              20.9                0.58

 Utilities Growth(g)(h)           2/29/00              600.1               0.58

 Magellan(g)(h)                   3/31/00              97,656.1            0.57



   (a) All fund data are as of the fiscal year end noted in the chart or as of March 31, 2000, if fiscal year end figures are not yet available.

   (b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.

   (c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by a (z). For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by an (x).

   (d) Annualized

   (e) Less than a complete fiscal year

   (f) Fidelity Management & Research Company (FMR) has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.)
L), with respect to the fund.

   (g) FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East and FIJ with respect to the fund.

   (h) Beginning January 1, 2001, FMR Co., Inc. (FMRC) will serve as sub-advisor for the fund. FMR will be primarily responsible for choosing investments for the fund. FMRC is a wholly owned subsidiary of FMR.


EXHIBIT 11
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS
(A)


INVESTMENT  OBJECTIVE AND FUND   FISCAL YEAR END (A)  AVERAGE NET ASSETS  RATIO OF NET  ADVISORY FEES
                                                      (MILLIONS)(B)       TO AVERAGE NET ASSETS PAID
                                                                          TO FMR (C)

GROWTH AND INCOME

Fidelity Fund(g)                  6/30/99             $ 10,633.0           0.38%

Growth & Income II(e)(g)          6/30/99              129.4               0.48(d)

Balanced(g)                       7/31/99              5,362.6             0.44

Global Balanced(f)                7/31/99              94.6                0.74

Growth & Income(g)                7/31/99              46,670.7            0.49

Puritan(h)                        7/31/99              25,230.8            0.44

Asset Manager(h)                  9/30/99              12,583.2            0.53

Asset Manager: Growth(h)          9/30/99              5,164.3             0.58

Asset Manager: Income(h)          9/30/99              915.9               0.43

International Growth &            10/31/99             898.2               0.73
Income(f)

Advisor Asset
Allocation:(e)(h)(i)(x)

 Class A                          11/30/99             1.3                 0.58(d)

 Class B                          11/30/99             4.5                 0.58(d)

 Class T                          11/30/99             5.9                 0.58(d)

 Class C                          11/30/99             2.3                 0.58(d)

 Institutional Class              11/30/99             0.8                 0.58(d)

Advisor Balanced:(h)(i)

 Class A                          11/30/99             38.5                0.43

 Class B                          11/30/99             96.1                0.43

 Class T                          11/30/99             2,955.9             0.43

 Class C                          11/30/99             38.9                0.43

 Institutional Class              11/30/99             69.6                0.43

Advisor Equity Income:(g)(i)

 Class A                          11/30/99             97.6                0.48

 Class B                          11/30/99             919.6               0.48

 Class T                          11/30/99             2,682.1             0.48

 Class C                          11/30/99             54.3                0.48

 Institutional Class              11/30/99             491.8               0.48

Advisor Growth & Income:(g)(i)

 Class A                          11/30/99             81.1                0.48

 Class B                          11/30/99             338.2               0.48

 Class T                          11/30/99             728.8               0.48

 Class C                          11/30/99             160.3               0.48

 Institutional Class              11/30/99             116.9               0.48

Convertible Securities(g)(i)      11/30/99             1,061.8             0.60

Equity-Income II(g)(i)            11/30/99             19,387.2            0.48

Variable Insurance Products I:

 Equity-Income

  Initial Class                   12/31/99             11,490.7            0.48

  Service Class                   12/31/99             336.8               0.48

Variable Insurance Products II:

 Asset Manager(h)(i)

  Initial Class                   12/31/99             4,863.8             0.53

  Service Class                   12/31/99             14.6                0.53

 Asset Manager: Growth(h)(i)

  Initial Class                   12/31/99             543.3               0.58

  Service Class                   12/31/99             6.9                 0.58

Variable Insurance Products
III:

 Balanced Portfolio(h)(i)

  Initial Class                   12/31/99            $ 334.9             0.43%

  Service Class                   12/31/99             18.4               0.43

 Growth & Income(g)(i)

  Initial Class                   12/31/99             1,286.2            0.48

  Service Class                   12/31/99             42.0               0.48

Equity-Income(g)(i)               1/31/00              23,682.8           0.48

Utilities Fund(g)(i)              1/31/00              2,555.9            0.58



   (a) All fund data are as of the fiscal year end noted in the chart or as of March 31, 2000, if fiscal year end figures are not yet available.

   (b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.

   (c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by a (x).

   (d) Annualized.

   (e) Less than a complete fiscal year

   (f) Fidelity Management & Research Company (FMR) has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.)
L), with respect to the fund.

   (g) FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East and FIJ, with respect to the fund.

   (h) FMR has entered into sub-advisory agreements with Fidelity
Investments Money Management, Inc., FMR U.K., FMR Far East and FIJ, with respect to the fund.

   (i) Beginning January 1, 2001, FMR Co., Inc (FMRC) will serve as sub-advisor for the fund. FMR will be primarily responsible for choosing investments for the fund. FMRC is a wholly owned subsidiary of FMR.


   VIPIII-PXS-0500                    CUSIP# 315802504/FUND# 616
1.739386.100                          CUSIP# 922176300/FUND# 469
                                      CUSIP# 922176607/FUND# 380
                                      CUSIP# 315802702/FUND# 147
                                      CUSIP# 922176102/FUND# 473
                                      CUSIP# 922176706/FUND# 382
                                      CUSIP# 315802207/FUND# 617
                                      CUSIP# 922176201/FUND# 491
                                      CUSIP# 922176888/FUND# 385
                                      CUSIP# 922176409/FUND# 772
                                      CUSIP# 922176508/FUND# 773
                                      CUSIP# 922176805/FUND# 387





Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------
VARIABLE INSURANCE PRODUCTS III: BALANCED PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Thomas R. Williams, or any one or more of them, attorneys, with full power of substitution, to vote all shares of VARIABLE INSURANCE PRODUCTS III: BALANCED PORTFOLIO which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on July 19, 2000 at 9:00 a.m . and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                        ______________

________________________________________________

________________________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
  PROMPTLY IN ENCLOSED ENVELOPE

                                          cusip# 922176300/fund# 469
                                          cusip# 315802504/fund# 616
                                          cusip# 922176607/fund# 380

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
----------------------------------------------------------------------

1.  To elect the twelve nominees   [  ] FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
     (01) Ralph F. Cox, (02)      contrary below).
    Phyllis Burke Davis, (03)
    Robert M. Gates, (04) Edward
    C. Johnson 3d, (05) Donald
    J. Kirk, (06) Ned C.
    Lautenbach, (07) Peter S.
    Lynch, (08) William O.
    McCoy, (09) Gerald C.
    McDonough, (10) Marvin L.
    Mann, (11) Robert C. Pozen,
    (12) Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)



______________________________________________________________________

2.   To ratify the selection of      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
     Deloitte & Touche LLP as
     independent accountants of
     the fund.

3.   To authorize the Trustees to    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
     adopt an amended and
     restated Declaration of Trust.

4.   To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
     management contract for the
     fund.

8.   To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  8.
     sub-advisory agreement with
     FMR U.K. for the fund.

10.  To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  10.
     sub-advisory agreement with
     FMR Far East for the fund.

12.  To modify the fund's            FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  12.
     fundamental investment
     objective and eliminate a
     fundamental investment
     policy of the fund.

13.  To amend the fund's             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  13.
     fundamental investment
     limitation concerning
     diversification to exclude
     securities of other
     investment companies from
     the limitation.

14.  To amend the fund's             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  14.
     fundamental investment
     limitation concerning
     underwriting.

15.  To amend the fund's             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  15.
     fundamental investment
     limitation concerning
     concentration.




VB-PXC-500                                cusip# 922176300/fund# 469
                                          cusip# 315802504/fund# 616
                                          cusip# 922176607/fund# 380

Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------
VARIABLE INSURANCE PRODUCTS III: GROWTH OPPORTUNITIES PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Thomas R. Williams, or any one or more of them, attorneys, with full power of substitution, to vote all shares of VARIABLE INSURANCE PRODUCTS III: GROWTH OPPORTUNITIES PORTFOLIO which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on July 19, 2000 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                        ______________

________________________________________________

________________________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
  PROMPTLY IN ENCLOSED ENVELOPE

                                          cusip# 922176201/fund# 491
                                          cusip# 922176888/fund# 385
                                          cusip# 315802207/fund# 617

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
----------------------------------------------------------------------

1.  To elect the twelve nominees   [  ] FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
     (01) Ralph F. Cox, (02)      contrary below).
    Phyllis Burke Davis, (03)
    Robert M. Gates, (04) Edward
    C. Johnson 3d, (05) Donald
    J. Kirk, (06) Ned C.
    Lautenbach, (07) Peter S.
    Lynch, (08) William O.
    McCoy, (09) Gerald C.
    McDonough, (10) Marvin L.
    Mann, (11) Robert C. Pozen,
    (12) Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)



______________________________________________________________________

2.   To ratify the selection of      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
     Deloitte & Touche LLP as
     independent accountants of
     the fund.

3.   To authorize the Trustees to    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
     adopt an amended and
     restated Declaration of Trust.

6.   To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
     management contract for the
     fund.

8.   To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  8.
     sub-advisory agreement with
     FMR U.K. for the fund.

10.  To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  10.
     sub-advisory agreement with
     FMR Far East for the fund.

13.  To amend the fund's             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  13.
     fundamental investment
     limitation concerning
     diversification to exclude
     securities of other
     investment companies from
     the limitation.

14.  To amend the fund's             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  14.
     fundamental investment
     limitation concerning
     underwriting.

15.  To amend the fund's             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  15.
     fundamental investment
     limitation concerning
     concentration.




VGO-PXC-500                               cusip# 922176201/fund# 491
                                          cusip# 922176888/fund# 385
                                          cusip# 315802207/fund# 617

Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------
VARIABLE INSURANCE PRODUCTS III: GROWTH & INCOME PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Thomas R. Williams, or any one or more of them, attorneys, with full power of substitution, to vote all shares of VARIABLE INSURANCE PRODUCTS III: GROWTH & INCOME PORTFOLIO which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on July 19, 2000 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                        ______________

________________________________________________

________________________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
  PROMPTLY IN ENCLOSED ENVELOPE

                                          cusip# 315802702/fund# 147
                                          cusip# 922176102/fund# 473
                                          cusip# 922176706/fund# 382

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
----------------------------------------------------------------------

1.  To elect the twelve nominees   [  ] FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
     (01) Ralph F. Cox, (02)      contrary below).
    Phyllis Burke Davis, (03)
    Robert M. Gates, (04) Edward
    C. Johnson 3d, (05) Donald
    J. Kirk, (06) Ned C.
    Lautenbach, (07) Peter S.
    Lynch, (08) William O.
    McCoy, (09) Gerald C.
    McDonough, (10) Marvin L.
    Mann, (11) Robert C. Pozen,
    (12) Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)



______________________________________________________________________


2.   To ratify the selection of      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
     Deloitte & Touche LLP as
     independent accountants of
     the fund.

3.   To authorize the Trustees to    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
     adopt an amended and
     restated Declaration of Trust.

5.   To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  5.
     management contract for the
     fund.

9.   To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  9.
     sub-advisory agreement with
     FMR U.K. for the fund.

11.  To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  11.
     sub-advisory agreement with
     FMR Far East for the fund.

13.  To amend the fund's             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  13.
     fundamental investment
     limitation concerning
     diversification to exclude
     securities of other
     investment companies from
     the limitation.

14.  To amend the fund's             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  14.
     fundamental investment
     limitation concerning
     underwriting.

15.  To amend the fund's             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  15.
     fundamental investment
     limitation concerning
     concentration.





VGI-PXC-500                               cusip# 315802702/fund# 147
                                          cusip# 922176102/fund# 473
                                          cusip# 922176706/fund# 382

Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------
VARIABLE INSURANCE PRODUCTS III: MID CAP PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Thomas R. Williams, or any one or more of them, attorneys, with full power of substitution, to vote all shares of VARIABLE INSURANCE PRODUCTS III: MID CAP PORTFOLIO which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on July 19, 2000 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                        ______________

________________________________________________

________________________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
  PROMPTLY IN ENCLOSED ENVELOPE

                                          cusip# 922176409/fund# 772
                                          cusip# 922176508/fund# 773
                                          cusip# 922176805/fund# 387

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
----------------------------------------------------------------------

1.  To elect the twelve nominees   [  ] FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
     (01) Ralph F. Cox, (02)      contrary below).
    Phyllis Burke Davis, (03)
    Robert M. Gates, (04) Edward
    C. Johnson 3d, (05) Donald
    J. Kirk, (06) Ned C.
    Lautenbach, (07) Peter S.
    Lynch, (08) William O.
    McCoy, (09) Gerald C.
    McDonough, (10) Marvin L.
    Mann, (11) Robert C. Pozen,
    (12) Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)



______________________________________________________________________

2.   To ratify the selection of      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
     PricewaterhouseCoopers LLP
     as independent accountants
     of the fund.

3.   To authorize the Trustees to    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
     adopt an amended and
     restated Declaration of Trust.

7.   To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  7.
     management contract for the
     fund.

14.  To amend the fund's             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  14.
     fundamental investment
     limitation concerning
     underwriting.

15.  To amend the fund's             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  15.
     fundamental investment
     limitation concerning
     concentration.




VMC-PXC-500                               cusip# 922176409/fund# 772
                                          cusip# 922176508/fund# 773
                                          cusip# 922176805/fund# 387

(PHOTO_OF_EDWARD_C_JOHNSON_3D)

PROXY MATERIALS

PLEASE CAST YOUR VOTE NOW!

VIP III: BALANCED PORTFOLIO, GROWTH & INCOME PORTFOLIO, GROWTH
OPPORTUNITIES PORTFOLIO, AND MID CAP PORTFOLIO

Dear Contract Holder:

I am writing to let you know that a special shareholder meeting of VIP
III: Balanced Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio will be held on July 19, 2000. The purpose of the meeting is to vote on several important proposals that affect this trust and its respective funds. As a contract holder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposals and the material to use when voting by mail.

Please read the enclosed materials and cast your vote on the proxy card(s). PLEASE VOTE AND RETURN YOUR CARD(S) PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting the interests of the shareholders of the VIP III: Balanced Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio. The Trustees believe these proposals are in the best interest of shareholders, and recommend that you vote FOR each proposal.

The following Q& A is provided to assist you in understanding the proposals. Each proposal is described in the enclosed proxy statement.

VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing them in the postage-paid envelope.

If you have any questions before you vote, please contact your insurance company. They'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Edward C. Johnson 3d
Chairman and Chief Executive Officer

Important information to help you understand and vote on the VIP III Trust proxy proposals.

PLEASE READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT. BELOW IS A BRIEF OVERVIEW OF THE PROPOSALS FOUND IN THE PROXY STATEMENT THAT WILL BE VOTED ON AT THE SPECIAL SHAREHOLDER MEETING. IF YOU HAVE ANY
QUESTIONS REGARDING THE PROPOSALS PLEASE CALL YOUR INSURANCE COMPANY.

WHY DO WE NEED TO ELECT A BOARD OF TRUSTEES?

The trustees of the VIP III trust have determined that the number of trustees shall be fixed at twelve. At any time at least two-thirds of the trustees must be elected by the shareholders. Due to attrition we are close to the two-thirds elected number.

WHAT FUNDS ARE IMPACTED BY THE PROPOSAL TO ELECT A BOARD OF TRUSTEES?

The proposal impacts the Funds of the VIP III Trust: Balanced
Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio and Mid Cap Portfolio. Please review the proxy statement for specific details.

ARE ALL OF THE FUNDS IMPACTED BY THE OTHER PROPOSALS IN THIS PROXY?

No. The proxy statement summarizes each proposal and the portfolio or portfolios impacted. Please review the proxy statement for specific fund details.

WHY ARE WE REQUESTING THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AND PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS?

The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. Deloitte & Touche LLP and PricewaterhouseCoopers LLP have been selected by a vote of the non-interested trustees as independent accountants for the above referenced funds. Such selection requires the ratification of shareholders.

WHY ARE THE FUNDS PROPOSING TO ADOPT AN AMENDED AND RESTATED
DECLARATION OF TRUST (THE NEW DECLARATION OF TRUST)?

The New Declaration of Trust is a more modern form of the trust instrument for a Massachusetts business trust. It gives the Trustees more flexibility and, subject to the applicable requirements of Federal and state law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions. Adoption of the New Declaration of Trust will not alter the Trustees existing fiduciary obligations to act in the best interest of the shareholders. Before utilizing any new flexibility that the New Declaration of Trust may afford, the Trustees must first consider the shareholders' interests and act in accordance with such interests. The new Declaration of Trust amends the Current Declaration of Trust in a number of significant ways. Please review the proxy statement for specific details.

WHAT IS BEING AMENDED IN THE MANAGEMENT CONTRACTS FOR THE NAMED FUNDS?

The management fees that FMR receives from the funds to provide for lower fees when FMR's assets under management exceed certain levels are being amended for the named funds. The amended contracts will result in a management fee that is the same as, or lower than, the fee payable under the present management contracts.

WHY ARE THE FUNDS PROPOSING TO AMEND THE SUB-ADVISORY AGREEMENTS WITH
FMR U.K.?

Under the current agreements, FMR U.K. acts as an investment consultant to FMR, providing investment research information and portfolio management advice as FMR requests. FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. The proposed amendments would allow FMR to receive investment advice and research services from FMR U.K. and also permit FMR to grant FMR U.K. investment management authority if FMR believes it would be beneficial to the funds and its shareholders. The Trustees believe that the funds and its shareholders may benefit from giving FMR, through FMR U.K., the ability to execute portfolio transactions from points in Europe that are physically closer to foreign issuers and the primary markets in which their securities are traded. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers. Because FMR pays all of FMR U.K.'s fees, the proposed amendments would not affect the fees paid by the funds.

WHY ARE THE FUNDS PROPOSING TO AMEND THE SUB-ADVISORY AGREEMENTS WITH FMR FAR EAST?

The funds are proposing to amend the sub-advisory agreements with FMR Far East for the same reasons as stated above for FMR U.K.

WHY IS BALANCED PORTFOLIO PROPOSING TO MODIFY ITS FUNDAMENTAL
INVESTMENT OBJECTIVE AND ELIMINATE A FUNDAMENTAL INVESTMENT POLICY?

Modifying the portfolio's fundamental investment objective and eliminating a fundamental investment policy will allow the fund to more clearly communicate its investment objective and investment strategies by standardizing its investment disclosure in a manner more consistent with other Fidelity funds with similar investment disciplines.

WHAT IS THE PURPOSE OF PROPOSALS 13, 14 AND 15?

The primary purpose of proposals 13, 14 and 15 is to revise several of the funds' investment limitations to conform to limitations which are standard for similar types of funds managed by FMR. Please review the proxy statement for additional details.

HOW DO I VOTE MY SHARES?

You can vote your shares by completing and signing each enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need assistance, or have any questions regarding the proposals, please contact your insurance company representative.

HOW DO I SIGN THE PROXY CARD?

INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown on the registration.

ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."
(2_FIDELITY)LOGOS)(registered trademark)             VIPIII-pxl-0500
                                                        1.739497.100